UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06199

Brown Capital Management Mutual Funds
(Exact name of registrant as specified in charter)

1201 N. Calvert Street, Baltimore, Maryland 21202
(Address of principal executive offices)   (Zip code)

Capitol Services, Inc.
1675 S. State Street, Suite B, Dover, Delaware 19901
(Name and address of agent for service)

With a copy to:
John H. Lively
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Registrant’s telephone number, including area code: 410.837.3234

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Item 1. REPORTS TO STOCKHOLDERS.

A N N U A L R E P O R T

M a r c h 31, 2016

Table of Contents

The Brown Capital Management Small Company Fund	1
Management Discussion of Fund Performance	1
Schedule of Investments	7

The Brown Capital Management International Equity Fund	9
Management Discussion of Fund Performance	9
Schedule of Investments	14

The Brown Capital Management Mid Company Fund	17
Management Discussion of Fund Performance	17
Schedule of Investments	22

The Brown Capital Management International Small Company Fund	24
Management Discussion of Fund Performance	24
Schedule of Investments	29

Statements of Assets and Liabilities	32

Statements of Operations	33

Statements of Changes in Net Assets	34

Financial Highlights	37

Notes to Financial Statements	45

Report of Independent Registered Public Accounting Firm	53

Fund Expenses	54

Additional Information	55

Trustees and Officers	58

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2016 (Unaudited)

Small Company Fund – Investor and Institutional Share Classes

Your Small Company Fund posted solid results for the fiscal year ending March 31, 2016, outpacing the broad markets as measured by the S&P 500®, the stylized small cap growth index as measured by the Russell 2000 Growth and its Morningstar peers (5th percentile out of 721 peer funds).

Before discussing your portfolio results, we are delighted to share that the fiscal year ended with the distinction of two awards. The Small Company Team was named Morningstar’s U.S. Domestic-Stock Fund Manager of the Year for 2015. Your Fund also received the 2016 Thomson Reuters Lipper Fund Award for United States Small-Cap Growth Funds in the 10-year performance period. When your team was notified of these recognitions, something unique was revealed to them. Your Fund ended the calendar year 2015 ranked in the 1st percentile for total-return performance over 1-, 3-, 5- and 10-year periods relative to our peers in Morningstar’s Small Growth Category (number of category peers by time period: 1 year – 722; 3 years – 654; 5 years – 583; 10 years – 420)*. As you know, the Small Company Team does not allocate time to what our peers are doing. As a time-tested manager of small growth portfolios, these acknowledgments are humbling and unexpected. We are fortunate to do what we love in a firm that encourages us to construct an investment program that favors our research intensive approach. You can be confident that these acknowledgements only renew the team’s commitment as long-term, benchmark agnostic investors.

Portfolio Review

For the fiscal year, your Fund posted a negative absolute return, but it is not managed for one-year outcomes. Relative long-term performance results remain encouraging and a reflection of what your team believes are exceptional companies your team researches and owns. The year was a mixed bag with about half of the holdings generating a positive contribution to return and the remainder experiencing short-term detractions.

The largest exposure in the Fund was in the Medical/Healthcare category (you may recall the team’s use of proprietary categories in lieu of Russell sectors given its benchmark agnostic approach). Your Fund does not invest in biotech or pharmaceutical companies that rely on binary results or outcomes. The healthcare space was shaken by headlines regarding regulatory intervention on drug pricing, the potential impact of higher interest rates and the risk of disappointing company earnings. Despite a focus on bottom-up fundamentals, your Fund could not avoid the pessimistic speculation, but a quality bias and a long-term growth orientation served your Fund well.

Consistent with a fundamental approach, there were diverse drivers to performance over the fiscal year. Below, are selected contributors and detractors as well as positions newly established and eliminated.

Leading Contributors

Cantel Medical Corp. provides important infection prevention, as well as control products and services. Cantel operates in four diverse segments: Endoscopy, Water Purification and Filtration, Healthcare Disposables, and Dialysis. Cantel’s endoscopy division continues to drive strong revenue growth by expanding the installed base of endoscope reprocessing equipment. This installed base drives recurring revenue streams from disinfectant, detergent, service and other disposables sales. Consistent execution of the growth plan continues to drive the performance contribution.

Blackbaud, is a company which provides software and services designed specifically for the non-profit, charitable giving and education communities. The company appreciated following double-digit revenue and earnings growth from providing cloud-based and on premise software solutions to their customers. This success may be partially attributed to the transition to a subscription model initiated 4-5 years ago. While some may prefer to sell and reinvest in the company when results are visible, your team remained committed to its evolving awareness of the new strategy and improved your position in the company over time.

Manhattan Associates provides supply chain execution software, including warehouse management, transportation management, advanced planning and scheduling and integrated logistics. The company continued executing its growth plan during the past year, and reported solid revenue and earnings growth. The company continues to add new customers and strengthen its pipeline for future business.

Leading Detractors

NetScout Systems produces network performance management solutions for a broad range of customers including corporate enterprises, communications network providers, and others. The company continues to broaden the addressable markets for their products and services both through technology innovations and acquisitions of complementary technologies which can enhance their offerings. NetScout experienced a stock price decline when it reduced its revenue and earnings growth expectations following completion of a large acquisition.

Annual Report | March 31, 2016	1

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2016 (Unaudited)

Abaxis develops portable rapid diagnostic tests, which are used in physician and veterinarian offices. The company’s tests can provide point of care blood test results on site in a matter of minutes, as opposed to having samples sent out to a lab and receiving results in 3 or 4 days. Although the company has achieved solid revenue growth, profitability was negatively impacted by costs associated with divesting its reference laboratory business and by foreign currency effects. The company’s continued introduction of diagnostic tests, its enhanced distribution network, and its solid balance sheet with significant cash and no debt, should continue to serve Abaxis well in the future as it continues growing its business.

Medidata Solutions is a leading global provider of software-based clinical development solutions that enhance the efficiency of new drug development during customers’ clinical trials. Medidata’s software addresses protocol development, trial planning, learning management, supply management, monitoring, clinical data capture and serious adverse events capture. The company was one of our long-term top contributing companies, having nearly doubled its stock price in 2012, and then tripled the 2012 price by the end of 2013. Delays across several large deals contributed to weaker than expected financial results and contributed to the recent underperformance. However, their expertise in increasing the efficiency and productivity of the drug development clinical trials process is unrivaled and we believe Medidata’s long term growth prospects remain intact.

Companies Purchased

Abiomed manufactures and sells a portfolio of minimally invasive heart recovery devices used by interventional cardiologists and heart surgeons during cardiac procedures. The company’s products are expected to be utilized in a growing number of different procedures over time. Additionally, the company’s products allow for the treatment of certain patients who previously might have been considered too ill to undergo various coronary intervention procedures.

Textura Corporation is a leading provider of payment, procurement, and delivery software tools to the construction industry. The tools electronically streamline what have traditionally been manual paper-based processes. The company’s products enhance collaboration between developers, general contractors and subcontractors, through the creation and transmission of invoices, contracts, and numerous other project related documents, as well as facilitating payments, and providing other functionality. These software solutions drive cost efficiencies, reduce errors and delays, and improve visibility and risk management.

Veeva Systems provides cloud-based software solutions to many of the world’s largest pharmaceutical companies, as well as smaller biotech companies. Veeva’s customer relationship management solutions allow for compliance of sales and marketing personnel in customer interactions with greater productivity. Its content management offerings allow Veeva’s customers a means to manage and organize documents from the initial research and development stages to clinical trials. In addition to gaining new clients, there is significant room for growth within their existing client base through the adoption of additional Veeva software product suites. We expect that Veeva can continue on its trajectory of achieving profitable growth for many years to come.

Companies Sold

Carbo Ceramics produces high quality ceramic proppants, which are used to fracture oil hydraulically and natural gas wells. The company’s growth prospects have been negatively impacted by the decline in oil prices and changes in competition from less expensive sand. After closely monitoring the company to determine whether the disruption was temporary, we exited the position.

Rovi Corporation offers channel search and guide technology and licenses to cable and satellite operators in the broadcast television market. This company has changed significantly due to acquisitions over the course of our 12-year holding period, and the company’s pace of innovation has slowed over the past few years, causing them to place undue reliance on their patent portfolio to enforce use of their technology. We believe that the weakening patent portfolio could result in less enforcement, less favorable future product contract terms, and a loss of market share. For these reasons, we sold Rovi out of your portfolio.

Cyberonics merged with Sorin SpA to form a company named LivaNova, which would be based in the United Kingdom. After the merger, LivaNova was sold from the Fund for no longer being a U.S.-based portfolio holding.

MedAssets and SolarWinds were acquired and were also strong contributors for the fiscal year. MedAssets was acquired for $2.7 billion at a 32% premium. SolarWinds was acquired for $4.5 billion at a 22% premium. Since 1992, when your Fund was launched, over 85 portfolio holdings were acquired with most purchased at a premium price. Companies are not included in your portfolio with the intent or thesis that they will be acquired. However, these acquisitions may validate our company selection process to identify, what your team believes, are exceptional growth companies.

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The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2016 (Unaudited)

Closing Thoughts

Rarely a week goes by when a client doesn’t ask for an outlook on the markets. Will small-caps outperform large-caps? Do you think growth will beat value? Your investment team appreciates the demand for certainty. As human beings, outlooks and forecasts satisfy a psychological need for reassurances that the world is predictable.

Over the years, you may remember perspectives on the role of forecasting markets in our approach. Your team does not do it. The investment philosophy is not geared towards specific market conditions or circumstances. Neither the investment program nor the team pretends to know the direction of the stock market or which asset class will perform best next year. As investors, a commitment to maintaining a winning investment program that meets our clients’ long-term investment goals is the priority. At Brown Capital Management, we believe forecasting occurs within the bottom-up research that reveals exceptional companies with sustainable, profitable growth.

Your Fund survived many market cycles, including the savings and loan catastrophe during the early 90s, the Asian financial crisis in 1997, the Internet bubble of 2000 and the 2008 global recession. For your team to manage through the economy and the market’s ebbs and flows, it is imperative that they exhibit intellectual and mental toughness, coupled with energy, stamina, patience, tolerance and, most importantly, a deep passion for investing.

Disclosures

*
The Percent Rank in Category is the Funds total-return percentile rank relative to all funds within the same Morningstar Category and is subject to change each month. For 3/31/2016 percentile rankings, please see page 5.

Peer Group Rankings reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar. In this ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings unavailable via Morningstar only percentile outcomes.

S&P 500® – The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. You cannot invest directly into an index.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher forecasted growth values. You cannot invest directly into an index.

Morningstar Small Growth Category – Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market capitalization range. These portfolios tend to favor companies up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value and cash flow) and high valuations (high price ratios and low dividend yields).

Established in 1988, the Morningstar Fund Manager of the Year award recognizes portfolio managers who demonstrate excellent investment skill and the courage to differ from the consensus to benefit investors. To qualify for the award, managers’ funds must have not only posted impressive returns for the year, but the managers also must have a record of delivering outstanding long-term risk-adjusted performance, and of aligning their interests with shareholders’. Nominated funds must be Morningstar Medalists, a fund that has garnered a Morningstar Analyst Rating of Gold, Silver, or Bronze. The Fund Manager of the Year award winners are chosen based on Morningstar’s proprietary research and in-depth qualitative evaluation by its fund analysts.

The Morningstar Rating noted herein is the mutual fund’s overall Morningstar Rating as of 3/31/2016. The overall Morningstar Rating is based on the fund’s risk-adjusted returns and derived from a weighted average of the fund’s three-, five-, and 10-year metrics.

The Morningstar Analyst Ratings are subjective in nature and should not be used as the sole basis for investment decisions. Analyst Ratings are based on Morningstar analysts’ current expectations about future events; risks and uncertainties unknown at the time may cause those expectations not to occur or to differ significantly from what was expected.

Morningstar, Inc. does not represent its Morningstar Rating or its Analyst Ratings to be guarantees nor should they be viewed as an assessment of a fund’s or the fund’s underlying securities’ creditworthiness. The Morningstar Ratings and Analyst Ratings are subject to change and are not to be considered an offer or solicitation by Morningstar to buy or sell the mutual fund(s) noted.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a funds monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the

Annual Report | March 31, 2016	3

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2016 (Unaudited)

next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Brown Capital Management Small Company Fund were rated against the following numbers of U.S.-domiciled Small Growth funds over the following time periods as of 3/31/16: 658 of funds in the 3-year rating and for the Overall rating, 588 of funds in the last five years, and 423 of funds in the last ten years. With respect to these Small Growth funds, Brown Capital Management Small Company Fund received a Morningstar Rating™ of five stars for the 3- year rating and five stars for 5- year rating, and five stars for ten-year rating periods, respectively Morningstar Analyst Ratings involve unknown risks and uncertainties which may cause Morningstar’s expectations not to occur or to differ significantly from what we expected.

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The Brown Capital Management Small Company Fund

March 31, 2016 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2006. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Small Company Fund (the “Fund”) Investor Class versus the Russell 2000® Index and the Russell 2000® Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2016)

	Average Annual Total Returns					Total Annual

					Since Inception	Fund Operating
	1 Year	3 Year	5 Year	10 Year	12/31/92	Expenses

The Brown Capital Management Small Company Fund - Investor Class	-1.87%	10.99%	10.95%	11.15%	1.60%	1.26%

The Brown Capital Management Small Company Fund - Institutional Class	-1.66%	11.21%	11.14%	11.25%	11.64%	1.06%

S&P 500® Index	1.78%	11.82%	11.58%	7.01%	9.32%

Russell 2000® Index	-9.76%	6.84%	7.20%	5.26%	8.67%

Russell 2000® Growth Index	-11.84%	7.91%	7.70%	6.00%	6.88%

Morningstar Small Growth Category	-11.64%	6.35%	6.50%	5.39%	N/A

SCF-Investor Percentile Ranking vs Total Funds in M-Star Small Growth Category*	5/714	4/653	3/584	1/420	N/A

SCF-Institutional Percentile Ranking vs Total Funds in M-Star Small Growth Category*	5/714	3/653	3/584	1/420	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratio shown is from the Fund’s prospectus dated July 29, 2015. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of small companies generally is perceived to involve greater risk than investing in larger domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by larger domestic companies.

Annual Report | March 31, 2016	5

The Brown Capital Management Small Company Fund

March 31, 2016 (Unaudited)

The Institutional Class of the Fund commenced operations on December 15, 2011. The historical performance shown for periods prior to December 15, 2011 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to December 15, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher forecasted growth values.

Morningstar Small Growth Category – Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as smallcap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value and cash flow) and high valuations (high price ratios and low dividend yields).

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

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The Brown Capital Management Small Company Fund

Schedule of Investments	March 31, 2016

Shares		Value (Note 1)

COMMON STOCKS - 95.57%
	Business Services - 23.29%
5,618,626	ACI Worldwide, Inc.(a)	$116,811,235
1,320,183	ANSYS, Inc.(a)	118,103,571
595,422	Ellie Mae, Inc.(a)	53,969,050
991,382	Guidewire Software, Inc.(a)	54,010,491
4,342,005	NIC, Inc.(b)	78,286,350
304,711	Nuance Communications, Inc.(a)	5,695,049
1,980,840	PROS Holdings, Inc.(a)(b)	23,354,104
1,767,317	Textura Corp.(a)(b)	32,925,116
1,047,776	Tyler Technologies, Inc.(a)	134,754,471

		617,909,437

	Consumer Related - 1.45%
211,801	Dolby Laboratories, Inc. - Class A	9,204,871
1,348,897	DTS, Inc.(a)(b)	29,378,977

		38,583,848

	Industrial Products & Systems - 21.78%
1,514,625	Balchem Corp.	93,937,043
3,039,978	Cognex Corp.	118,407,143
2,469,688	Diodes, Inc.(a)(b)	49,640,729
904,051	Dynamic Materials Corp.(b)	5,858,250
1,435,184	FEI Co.	127,745,728
384,664	FLIR Systems, Inc.	12,674,679
726,017	Geospace Technologies Corp.(a)(b)	8,959,050
1,287,193	Proto Labs, Inc.(a)	99,229,708
1,850,727	Sun Hydraulics Corp.(b)	61,425,629

		577,877,959

	Information/Knowledge Management - 16.27%
1,824,232	American Software, Inc. Class A(b)	16,418,088
2,093,990	Blackbaud, Inc.	131,691,031
2,100,450	Manhattan Associates, Inc. (a)	119,452,591
3,404,482	NetScout Systems, Inc.(a)	78,200,952
4,302,760	Quality Systems, Inc.(b)	65,574,062
1,607,698	Vocera Communications, Inc.(a)(b)	20,498,150

		431,834,874

	Medical/Health Care - 28.54%
1,729,152	Abaxis, Inc.(b)	78,486,209
207,402	ABIOMED, Inc.(a)	19,663,784
1,074,835	Bio-Techne Corp.	101,593,404
717,401	Bruker Corp.	20,087,228
2,080,067	Cantel Medical Corp.	148,433,581
1,383,419	Incyte Corp.(a)	100,256,375
2,867,624	Medidata Solutions, Inc.(a)(b)	111,005,725
2,454,120	Meridian Bioscience, Inc.(b)	50,579,413
2,508,452	Quidel Corp.(a)(b)	43,295,882
3,345,348	Veeva Systems, Inc. - Class A(a)	83,767,514

		757,169,115

Annual Report | March 31, 2016	7

The Brown Capital Management Small Company Fund

Schedule of Investments	March 31, 2016

Shares		Value (Note 1)

COMMON STOCKS - 95.57% (continued)
	Miscellaneous - 4.24%
2,236,184	Neogen Corp.(a)(b)	$112,591,864

Total Common Stocks (Cost $1,508,847,119)		2,535,967,097

SHORT TERM INVESTMENTS - 6.05%
160,507,607	Fidelity Institutional Money Market Portfolio, 0.35%(c)	160,507,607

Total Short Term Investments (Cost $160,507,607)		160,507,607

Total Value of Investments (Cost $1,669,354,726) - 101.62%		2,696,474,704
Liabilities in Excess of Other Assets - (1.62)%		(42,919,746)

Net Assets - 100.00%		$2,653,554,958

(a)	Non-income producing investment.
(b)	Affiliated company - The Fund owns greater than 5% of the outstanding voting securities of this issuer. See Note 1 for more information.
(c)	Represents 7 day effective yield at March 31, 2016.

See Notes to Financial Statements.

Summary of Investments by Sector

Sector	% of Net Assets	Value

Business Services	23.29%	$617,909,437
Consumer Related	1.45%	38,583,848
Industrial Products & Systems	21.78%	577,877,959
Information/Knowledge Management	16.27%	431,834,874
Medical/HealthCare	28.54%	757,169,115
Miscellaneous	4.24%	112,591,864
Cash and Equivalents	6.05%	160,507,607

Liabilities in excess of other assets	(1.62)%	(42,919,746)

Total	100.00%	$2,653,554,958

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

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The Brown Capital Management International Equity Fund

Management Discussion of Fund Performance	March 31, 2016 (Unaudited)

International Equity Fund – Investor and Institutional Share Classes

Your International Equity Fund was successful in outperforming both broad market indices, as measured by EAFE and ACWI ex-US, and the Morningstar peer group (5th out of 786 peers) over the fiscal year.

As of March 31, 2016, your Fund earned a five-star Morningstar Overall Rating out of 712 Foreign Large Blend Funds based upon risk adjusted returns, which was an unexpected honor. For long-term shareholders you may remember past efforts to articulate and demonstrate that the investment program is growth oriented, as are all Brown Capital Management offerings. While your Fund remains outside of the growth category, it does not lessen the recognition. Your team is refocused on fundamental research which is ultimately the driver behind the rating.

Portfolio Review

For the fiscal year, your Fund posted a negative absolute return but it is not managed for the Fund for one-year outcomes. Notwithstanding, the team is encouraged by relative performance as a reflection of what your team believes are exceptional companies researched and owned. The Fund’s consumer-related names contributed strongly to performance for company-specific reasons, while a number of holdings in the healthcare and financials sectors struggled.

The fiscal year presented investors with fresh headlines every quarter. It began with anxiety over the future of Greece, where your Fund maintained no direct exposure, as well as concerns whether the Yuan’s devaluation indicated that China was slowing more than expected. Your Fund maintained a position of less than 5% in energy companies, allowing the team to observe the way commodity-related stocks were negatively affected by raw materials oversupply, the strong U.S. dollar and waning Chinese demand. These factors combined for tepid global growth concerns and a sell-off that recovered after central bank support.

As you know, we are bottom-up investors, but we don’t ignore the macroeconomic environment. Instead, your team evaluates companies for potential changes in interest rates, commodity prices, currency levels and relevant developments. The team’s approach to turbulent and uncertain global markets is consistent: to identify, research, select and monitor what your team believes are exceptional growth companies.

Consistent with this fundamental approach, there were diverse drivers to performance over the fiscal year. Below, are select contributors and detractors, as well as positions newly established and eliminated.

Leading Contributors

Paddy Power, a leader in online betting and gaming, with leading market share in Ireland, the United Kingdom and Australia. The company announced it will merge with Betfair Group plc, a UK-headquartered international Internet sports betting company. The transaction promises to yield significant synergies. Overall, we believe that the new “Paddy Power Betfair” will enjoy a stronger competitive position in the evolving on-line gaming marketplace.

DCC Plc is the European market leader in distributing oil and liquefied petroleum gas for heating and transportation. The core energy operation is a recurring revenue business with a history of high returns on capital. DCC shares returned 33% for the quarter. First, the group benefited from strong current trading with management publicly stating on May 19, 2015, that it “anticipates significant profit growth in the year.” Secondly, DCC announced the acquisition of French gas company Butagaz from Shell. The deal is material in size and was applauded by the marketplace. This, in your team’s opinion, reflects both the quality of the asset and management’s strong acquisition track record as consolidators in a fragmented industry.

Japan Tobacco is the number three global tobacco player by volume and owns the world’s second largest cigarette brand, Mild Seven. Tobacco accounts for over 90% of group sales and earnings before interest and taxes (EBIT)(1) with strong pricing power. The company performed well on solid earnings growth, prospects for domestic restructuring, continued international growth and balance sheet flexibility.

Leading Detractors

Yamaha Motor is one of the world’s largest manufacturers of motorcycles. The company is also the US market share leader in marine outboard motors. After delivering strong underlying operating profit growth in 2015, the company unexpectedly guided for flat performance for the coming year. Your team sees several headwinds, including a firming Japanese yen and weaker-than-expected demand in emerging markets. This includes Indonesia and Brazil, where motorcycle demand has softened and local currencies have depreciated. Following the results, the position was trimmed. Over the longer term, significant growth potential is expected as an emerging middle class seeks out well-regarded and fuel efficient Yamaha motorcycles and scooters as affordable transportation.

Annual Report | March 31, 2016	9

The Brown Capital Management International Equity Fund

Management Discussion of Fund Performance	March 31, 2016 (Unaudited)

Flamel Technologies SA is a biopharmaceutical company based in France. The company experienced a stock price decline after the FDA approved a product that will compete with one of Flamel’s generic injectables. Flamel continues to have several marketed generic products, as well as new drug applications.

Man Group Plc is a UK-based holding company of alternative asset managers totaling over $70bn under management. After a strong start to the year, Man Group shares declined as momentum in the business slowed on two fronts. First, on asset gathering, the group snapped a streak of six consecutive quarters of client inflows. Second, on fund performance, the key managed futures product “AHL” saw a reversal in positive trends. Your team believes Man Group to be a durable, well-financed quant franchise under capable management.

Companies Purchased

Dassault Systems SA is the leading player in specialized software that helps clients design, simulate and optimize complex products across the development lifecycle. For example, Dassault’s software would help an engineer virtually design a product, say a new automobile component or smartphone, before creating a physical prototype. Dassault is growing quickly by expanding into new industries and leveraging its expertise in 3D virtual creation which helps customers innovate and improve user experience. Your team believes Dassault exhibits high margins, strong cash generation and an outstanding balance sheet.

Essilor International is the global market leader in manufacturing eye glass lenses. The group has a consistent growth record and in our opinion benefits from significant demographic tailwinds. The eyesight problem known as presbyopia (difficulty focusing on nearby objects) is universal after the early forties, requiring vision correction with progressive glasses or contacts. Evidence of quality in the franchise includes: high margins, strong free cash flow(2) and excellent financial condition.

Ingenico Group, headquartered in Paris, provides solutions for electronic payment transactions worldwide and is the global leader in payment terminals. We believe smart terminals are an attractive growth area for the medium term, especially as retailers upgrade to devices that offer improved security and accept credit cards with embedded microchips. Ingenico has evolved into an important E-payments company with widely accepted online and mobile payment solutions for merchants of all sizes. Payment software and services now accounts for over one-third of Ingenico’s revenues, which should help power annual double-digit organic growth over the next three to five years as more innovative E-payment solutions emerge.

Companies Sold

Transocean Ltd. is a deep sea drilling equipment and service company, domiciled in Switzerland. The energy complex has been challenging for all players. Your team believes that Transocean’s competitive position was compromised by its aging rig fleet and its deteriorating balance sheet. We eliminated the small residual position.

Millicom provides mobile services across Latin America and Africa. Your team’s research indicates that there may be continued opportunities to provide wireless communications to emerging market customers. However, increasing price competition and tariffs impact long-term profitability in several of the group’s key end markets. Your team’s investment thesis was further challenged by Millicom’s moves to diversify into new areas, such as cable TV, which have limited synergies with the core telecom services business as a result, the position was sold.

Closing Thoughts

Even though clients know that forecasting is best suited for meteorologists and astrologers, your team routinely receives these questions: What’s your outlook? Is China in a bubble? Will the Eurozone collapse? Where’s oil going?

The curiosity to gather a sense of what the future holds for investors is understandable. During the 2008 recession, the Queen of England famously asked the London School of Economics, “Why did nobody notice it?” The eminent economists blamed their missed forecasting of the global market collapse on “a failure of collective imagination of many bright people”. Too many possible outcomes dictated by the randomness of human behavior and disruptive change.

Professor Simon Wren-Lewis of Oxford University describes it well, “Macroeconomic forecasts produced with macroeconomic models tend to be little better than intelligent guesswork.”

With no directional bets in your Fund and no macro forecasting, your team offer a consistent response to these questions: While the direction of the markets is uncertain going forward, a well-researched collection of quality growth companies has the potential to build significant value for investors over time.

10	www.browncapital.com

The Brown Capital Management International Equity Fund

Management Discussion of Fund Performance	March 31, 2016 (Unaudited)

(1)	EBIT- Earnings before income and taxes, An indicator of a company’s profitability, calculated as revenue minus expenses, excluding tax and interest.

(2)
Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

Disclosures

Peer Group Rankings reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar. In these ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings unavailable via Morningstar only percentile outcomes.

EAFE – The MSCI EAFE International Gross Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is design to measure the equity market performance of developed markets excluding the U.S. and Canada. You cannot invest directly into an index.

AC World (ex US) – The MSCI All Country World Index excluding the U.S. is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly into an index.

Morningstar Foreign Large-Blend Category – portfolios invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks.

The Morningstar Rating noted herein is the mutual fund’s overall Morningstar Rating as of 3/31/2016. The overall Morningstar Rating is based on the fund’s risk-adjusted returns and derived from a weighted average of the fund’s three-, five-, and 10-year metrics. The Morningstar Analyst Ratings are subjective in nature and should not be used as the sole basis for investment decisions. Analyst Ratings are based on Morningstar analysts’ current expectations about future events; risks and uncertainties unknown at the time may cause those expectations not to occur or to differ significantly from what was expected.

Morningstar, Inc. does not represent its Morningstar Rating or its Analyst Ratings to be guarantees nor should they be viewed as an assessment of a fund’s or the fund’s underlying securities’ creditworthiness. The Morningstar Ratings and Analyst Ratings are subject to change and are not to be considered an offer or solicitation by Morningstar to buy or sell the mutual fund(s) noted.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a funds monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Brown Capital Management International Equity Fund Investor Class was rated against the following numbers of U.S.-domiciled Foreign Large Blend funds over the following time periods as of 3/31/16: 712 of funds in the 3-year rating and for the Overall rating, 624 of funds in the last five years, and 359 of funds in the last ten years. With respect to these Foreign Large Blend funds, Brown Capital Management International Equity Fund Investor Class received a Morningstar Rating™ of five stars for the 3- year rating and five stars for 5- year rating, and four stars for ten-year rating periods, respectively. Past performance is no guarantee of future results For more detailed information about Morningstar’s Analyst Rating, including its methodology, please go to:

http://corporate.morningstar.com/US/documents/MethodologyDocuments/AnalystRatingforFundsMethodology.pdf

The Morningstar Analyst Rating should not be used as the sole basis in evaluating a mutual fund. Morningstar Analyst Ratings involve unknown risks and uncertainties which may cause Morningstar’s expectations not to occur or to differ significantly from what we expected.

Annual Report | March 31, 2016	11

The Brown Capital Management International Equity Fund

March 31, 2016 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2006. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International Equity Fund (the “Fund”) Investor Class versus the MSCI All Country World Ex USA Index and the MSCI EAFE International Gross Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2016)

						Total
						Annual	Net Annual
					Since	Fund	Fund
	Average Annual Total Returns				Inception	Operating	Operating

	1 Year	3 Year	5 Year	10 Year	5/28/99	Expenses	Expenses

The Brown Capital Management International Equity Fund - Investor Class	-1.44%	6.86%	5.20%	2.66%	3.90%	2.85%	1.26%

The Brown Capital Management International Equity Fund - Institutional Class	-1.47%	6.96%	5.25%	2.69%	3.92%	2.55%	1.01%

MSCI EAFE International Gross Index	-7.87%	2.68%	2.76%	2.27%	3.90%

MSCI All Country World Ex USA Index	-8.78%	0.76%	0.76%	2.39%	4.45%

Morningstar Foreign Large Blend Category	-7.99%	1.73%	1.62%	1.60%	N/A

Morningstar Foreign Large Growth Category	-4.93%	2.86%	1.71%	1.98%	N/A

IEF-Investor Percentile Ranking vs Total Funds in M-Star Foreign Large Blend Category	5/773	3/699	5/616	24/352	N/A

IEF-Institutional Percentile Ranking vs Total Funds in M-Star Foreign Large Blend Category	5/773	3/699	5/616	23/352	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 29, 2015. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

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The Brown Capital Management International Equity Fund

March 31, 2016 (Unaudited)

Investing in the securities of foreign companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.

The Institutional Class of the Fund commenced operations on August 1, 2014. The historical performance shown for periods prior to August 1, 2014 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to August 1, 2014, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The MSCI EAFE International Gross Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.

Morningstar Foreign Large Blend Category – Foreign large-blend portfolios invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks.

Morningstar Foreign Large Growth Category – portfolios focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks.

The MSCI All Country World Index Ex USA Index is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

Annual Report | March 31, 2016	13

The Brown Capital Management International Equity Fund

Schedule of Investments	March 31, 2016

Shares		Value (Note 1)

COMMON STOCKS - 95.78%
	Bermuda - 1.77%
13,660	Invesco, Ltd.	$420,318
19,850	Nabors Industries, Ltd.	182,620

		602,938

	Canada - 3.15%
31,548	Canadian Natural Resources, Ltd.	853,344
19,554	Dominion Diamond Corp.	216,807

		1,070,151

	Denmark - 2.98%
18,672	Novo Nordisk A/S - Class B	1,012,796

	Finland - 1.76%
12,421	Kone OYJ - Class B	598,710

	France - 7.56%
5,594	Dassault Systemes SA	443,860
3,259	Essilor International SA	402,549
25,294	Flamel Technologies SA(a)(b)	279,246
1,503	Ingenico Group SA	172,651
6,212	Sanofi	500,883
5,119	Societe BIC SA	770,053

		2,569,242

	Germany - 4.82%
5,699	Bayerische Motoren Werke AG	523,331
16,698	Carl Zeiss Meditec AG	515,677
7,408	SAP SE	599,342

		1,638,350

	Hong Kong - 1.91%
834,000	Kingdee International Software Group Co., Ltd.	268,778
163,000	Kingsoft Corp., Ltd.	382,004

		650,782

	Ireland - 15.82%
13,975	DCC PLC	1,234,404
20,647	ICON PLC(a)	1,550,590
5,772	Paddy Power Betfair PLC	805,231
5,604	Shire PLC	318,650
540,260	Total Produce PLC	977,471
13,391	Tyco International PLC	491,584

		5,377,930

	Israel - 3.52%
8,430	Check Point Software Technologies, Ltd.(a)	737,372
8,577	Teva Pharmaceutical Industries, Ltd.(b)	458,955

		1,196,327

	Italy - 2.71%
40,038	Azimut Holding SpA	922,574

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The Brown Capital Management International Equity Fund

Schedule of Investments	March 31, 2016

Shares		Value (Note 1)

COMMON STOCKS - 95.78% (continued)
	Japan - 9.56%
27,300	Japan Tobacco, Inc.	$1,137,652
41,700	Mitsubishi Estate Co., Ltd.	774,569
35,100	Rakuten, Inc.	338,540
100,000	Sapporo Holdings, Ltd.	497,579
30,255	Yamaha Motor Co., Ltd.	503,242

		3,251,582

	Mexico - 2.07%
5,552	Fomento Economico Mexicano SAB de CV(b)	534,713
17,652	Fomento Economico Mexicano SAB de CV	170,133

		704,846

	Netherlands - 4.85%
27,183	QIAGEN NV(a)	607,268
26,072	Wolters Kluwer NV	1,040,730

		1,647,998

	Singapore - 0.45%
148,424	UOB-Kay Hian Holdings, Ltd.	154,167

	South Africa - 1.59%
18,308	Sasol, Ltd.(b)	540,818

	Spain - 1.91%
29,125	Grifols SA	648,576

	Switzerland - 12.53%
210	Chocoladefabriken Lindt & Spruengli AG	1,301,648
384	Givaudan SA	753,184
9,354	Nestle SA	698,960
3,761	Roche Holding AG	925,827
1,676	The Swatch Group AG	580,600

		4,260,219

	United Kingdom - 16.82%
118,224	BAE Systems PLC	864,279
23,908	Carnival Corp.	1,261,625
27,223	Diageo PLC	735,649
326,720	Man Group PLC	715,609
286,614	Management Consulting Group PLC	61,747
76,654	RELX PLC	1,424,622
75,838	UBM PLC	654,624

		5,718,155

Total Common Stocks (Cost $29,839,693)		32,566,161

SHORT TERM INVESTMENTS - 5.09%
1,729,973	Fidelity Institutional Money Market Portfolio, 0.35%(c)	1,729,973

Annual Report | March 31, 2016	15

The Brown Capital Management International Equity Fund

Schedule of Investments	March 31, 2016

Shares	Value (Note 1)

SHORT TERM INVESTMENTS - 5.09% (continued)
Total Short Term Investments (Cost $1,729,973)	$1,729,973

Total Value of Investments (Cost $31,569,666) - 100.87%	34,296,134
Liabilities in Excess of Other Assets - (0.87)%	(296,878)

Net Assets - 100.00%	$33,999,256

(a)	Non-income producing investment.
(b)	American Depositary Receipt.
(c)	Represents 7 day effective yield at March 31, 2016.

Common Abbreviations:
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders. (Germany & Switzerland)
A/S - Aktieselskabis is a Danish term for a public limited liability corporation. (Denmark)
Ltd. - Limited.
NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation. (Netherlands)
OYJ - Osakeyhtio is the Finnish equivalent of a limited company. (Finland)
PLC - Public Limited Company. (Ireland & United Kingdom)
SA - Generally designates corporations in various countries, mostly those employing the civil law. (France, Spain, Sweden, & Switzerland)
SAB de CV - A variable capital company. (Mexico)
SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States. (Germany)
SpA - Societa` Per Azioni is an Italian shared company. (Italy)

See Notes to Financial Statements.

Summary of Investments by Sector

Sector	% of Net Assets	Value

Consumer Discretionary	22.26%	$7,564,058
Consumer Staples	17.80%	6,053,805
Energy	4.64%	1,576,782
Financials	8.78%	2,987,237
Health Care	21.24%	7,221,017
Industrials	9.56%	3,250,724
Information Technology	8.65%	2,942,547
Materials	2.85%	969,991
Cash and Equivalents	5.09%	1,729,973

Liabilities in excess of other assets	(0.87)%	(296,878)

Total	100.00%	$33,999,256

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

16	www.browncapital.com

The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance	March 31, 2016 (Unaudited)

Mid Company Fund – Investor and Institutional Class

Your Mid Company Fund underperformed the broad market, as measured by the S&P 500, the stylized index, as measured by the Russell Midcap Growth Index and the peer group, as measured by the Morningstar Mid-Cap Growth Category (92nd percentile out of 719 peer funds) for the fiscal year.

Portfolio Review
Mid Company Investing

The Brown Capital Mid Company Fund investment philosophy is driven by a 100% bottom-up, research-driven growth approach. While this tenet remains unchanged, your Fund name, now the Mid Company Fund, was updated to reflect an investable universe defined by operating revenue, rather than capitalization.

The driver behind this update was twofold. First, the Brown Capital Management Small Company Fund, which had an investment team that was recognized by the Morningstar as the U.S. Domestic Stock Fund Manager of the Year for 2015, will soon celebrate its 25th anniversary and, since inception, utilized operating revenue, not capitalization, to define its investable universe. That approach seeks to focus the investment team on emerging growth companies only. Brown Capital Management believes that operating revenue is a better indicator of company size than market cap, which can expand or contract excessively in different market environments. In the case of mid-sized companies, these market swings may cause large companies and small companies to appear mid-sized. The initial universe of investments now considers companies with operating revenue between $500 million and $10 billion. Second, the Russell Midcap Growth Index has been difficult for many active managers to outperform with any consistency. While this does not excuse your Fund’s poor performance, it became increasingly apparent that efforts to over/under weight the index, from Brown Capital Management’s perspective, was a loser’s game.

Brown Capital Management believes that this updated approach is essential to refocusing your investment team on identifying and investing in the best collection of mid-sized companies available. There is no immediate expectation of improvement as the team now redoubles their efforts to source, research and reposition your Mid Company Fund to better reflect the team’s long-term convictions. Bearing in mind that all of the firm’s offerings apply a 3-5 year evaluation horizon, it will be some time before anyone knows if your Fund’s investment program is reaching its fullest potential.

Investment candidates identified for your Fund are subject to a research effort that seeks to build an in-depth knowledge of every company, as a business owner would, within a genuine long-term framework. The analytical process includes a detailed quantitative analysis of financial information, as well as a qualitative review of the company that seeks to leverage the deep industry experience of team members. Your Fund is constructed being attentive to diversification with the long-term in mind, therefore, sales typically occur when fundamentals change adversely.

After many internal team discussions about how benchmark restrictions have limited portfolio construction, your team created custom sectors to become completely agnostic to the benchmark. Your Fund is diversified across seven proprietary categories without consideration of unmanaged traditional sectors. To manage risk, there is a limit of no more than 25% of the portfolio’s weighting to any given category. Again, Brown Capital Management is cautiously optimistic that this update will improve the long-term prospects of your Mid Company Fund.

Over the fiscal year, the drivers to performance were diverse. Below, we highlight select contributors and detractors as well as positions newly established and eliminated.

Leading Contributors

Michael Kors Holdings Ltd. is a designer of sportswear, accessories, footwear and apparel. After weak financial results during the fiscal fourth quarter ending March 2015, the company achieved consecutive quarters of higher than expected financial results, with strength in their accessories segment, higher sales in Europe and Asia, and growth from net new store openings.

MSC Industrial Direct Co. Inc. markets and distributes metalworking and maintenance, repair and operations products to customers throughout the U.S. The stock price action during the quarter appears to be in anticipation of improved results going forward as the firm continues to withstand softness in the mining and metalworking end markets. The company continues to expand its eCommerce business, which accounts for 57% of sales and provides over one-million product stock keeping units to its customers. While we are long-term in our investment horizon, we will continue to closely monitor the firm’s injunction with our ownership criteria.

NVR Inc. manufactures and sells single-family homes, townhomes, and condominiums. The company delivered strong double-digit sales and earnings results, taking advantage of the continued housing recovery and low interest rates.

Annual Report | March 31, 2016	17

The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance	March 31, 2016 (Unaudited)

Leading Detractors

Restoration Hardware Holdings, Inc. is a retailer in the high-end home furnishings marketplace. Your team believes the company should benefit over the long-term from the demand for high-end furniture, décor, lighting, and outdoor and garden products. The company’s sales and earnings shortfall produced negative price action. We are evaluating the long-term growth expectations.

Shire PLC is a biopharmaceutical company which focuses on attention deficit hyperactivity disorder, human genetic therapies, and gastrointestinal diseases. The company is a positive long-term contributor to the Fund, but was a significant detractor during the fiscal year. With the headline risk of political rhetoric concerning pharmaceutical price gauging, your team will monitor Shire’s fundamentals and manage risk by adjusting its position size.

Akamai Technologies, Inc. is a provider of content delivery and cloud infrastructure services. The company experienced moderation in its media delivery volumes, which offset the continued strong demand for its cloud security services. Your team continues to like Akamai and is monitoring the media delivery fundamentals for long-term growth.

Companies Purchased

Utilizing the new revenue screen, your team identified many new ideas to research and increased turnover above the 20% historical average. There were 20 newly established positions in your Mid Company Fund three are noted below.

Evercore Partners, Inc. is an independent investment banking advisory firm, which does not engage in commercial banking or significant proprietary trading activities. Your team believes the company should benefit from the demand for independent advisory services over the long-term.

Gentherm, Inc. is a manufacturer of thermal management technologies. Your team believes the company should benefit from demand for its applications in the automotive and industrial end-markets over the long-term.

Masimo Corp. is a medical technology company that makes noninvasive patient monitoring technologies. Your team believes the company should benefit from demand for its products, which helps save lives through pulse and hemoglobin monitoring.

Companies Sold

There were 10 holdings eliminated from your portfolio and three appear below.

Trimble Navigation Ltd. provides positioning, wireless, and software technology solutions which enable field and mobile workers to be more productive. After an extended period of deteriorating fundamentals and detracting from Fund performance, your team determined this company no longer met the program’s investment objectives.

Stifel Financial Corp. is a financial services company focused on wealth management, capital markets and corporate finance. The company’s financial results for the last three consecutive quarters have been below expectations as volume activity in the equity and fixed income capital markets segments have been challenging. Stifel was one of your Fund’s largest detractors from performance. After owning this company in the portfolio for over six years, it was sold in favor of other more attractive investment ideas.

Atwood Oceanics, Inc. a global offshore drilling contractor company, which drills and completes exploratory and developmental oil and gas wells. Atwood was a significant detractor to performance over the past year. Your team sold this name due to the bleak outlook for growth in the oil and gas end markets over the medium term.

During the fiscal year, there were two companies acquired. Your team does not invest in companies with the intent or thesis that they will be acquired. However, these acquisitions may validate a security selection process that seeks to identify what your team believes are exceptional companies.

Cameron International Corp. is a provider of flow equipment products, systems, and services to worldwide oil, gas and process industries. In a tough environment for the oil and gas industry, the company delivered higher than expected first quarter sales and earnings results. Your team liked Cameron’s business model over the long-term and it was a strong contributor during the year. However, the company was acquired by Schlumberger NV.

SolarWinds Inc. sells information technology infrastructure management software which helps monitor performance levels of information technology infrastructure. The company was purchased during the fiscal year and was one of your Fund’s strongest contributors. SolarWinds was acquired by Silver Lake Partners and Thoma Bravo LLC.

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The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance	March 31, 2016 (Unaudited)

Closing Thoughts

Your Fund is in transition. Clients routinely ask us what to expect following recent times. Since launching the Fund in 2002 your Mid Company Team, Brown Capital Management is always accountable for performance, good or bad. Consistent with the firm’s evolution over nearly 33 years, your investment team seeks to learn, adapt and grow as investors.

Change can be glacial and often unnoticed. The investment program’s update was brewing for a few years organizationally and, ultimately, the belief in mid-sized company investing emerged.

Looking forward, the stock market may continue to discount economic and geopolitical news. As in the past, your team makes no attempt to predict the outcomes of these events. However, experience suggests that time-tested, bottom-up stock selection positions your team well to identify and to invest in what your team believes are exceptional mid-size growth companies regardless of the market environment and geopolitical climate.

If you are evaluating the Mid Company Fund for the first time, thank you for your consideration and trust the journey to identify and invest in what your team believes are exceptional mid-sized growth companies is compelling. For shareholders, thank you for your patience, for your words of encouragement and for your support. Your team looks forward to keeping you abreast of your Fund’s progress.

Disclosures

Peer Group Rankings reflect performance when compared to similarly managed funds as defined by rating agency Morningstar. In this ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings unavailable via Morningstar only percentile outcomes.

S&P 500® – The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. You cannot invest directly in an index.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

Morningstar Mid-Cap Growth Category – Some mid-cap growth portfolios invest in stocks of all sizes, thus leading to a mid-cap profile, but others focus on midsize companies. Mid-cap growth portfolios target U.S. firms that are projected to growth faster than other mid-cap stocks, therefore commanding relatively higher prices. The U.S. mid-cap range for market capitalization typically falls between $1 billion-$8 billion and represents 20% of the total capitalization of the U.S. equity markets. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

Established in 1988, the Morningstar Fund Manager of the Year award recognizes portfolio managers who demonstrate excellent investment skill and the courage to differ from the consensus to benefit investors. To qualify for the award, managers’ funds must have not only posted impressive returns for the year, but the managers also must have a record of delivering outstanding long-term risk-adjusted performance, and of aligning their interests with shareholders’. Nominated funds must be Morningstar Medalists, a fund that has garnered a Morningstar Analyst Rating of Gold, Silver, or Bronze. The Fund Manager of the Year award winners are chosen based on Morningstar’s proprietary research and in-depth qualitative evaluation by its fund analysts.

The Morningstar Analyst Ratings are subjective in nature and should not be used as the sole basis for investment decisions. Analyst Ratings are based on Morningstar analysts’ current expectations about future events; risks and uncertainties unknown at the time may cause those expectations not to occur or to differ significantly from what was expected.

Morningstar, Inc. does not represent its Morningstar Rating or its Analyst Ratings to be guarantees nor should they be viewed as an assessment of a fund’s or the fund’s underlying securities’ creditworthiness. The Morningstar Ratings and Analyst Ratings are subject to change and are not to be considered an offer or solicitation by Morningstar to buy or sell the mutual fund(s) noted.

Annual Report | March 31, 2016	19

The Brown Capital Management Mid Company Fund

March 31, 2016 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2006. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Mid Company Fund (the “Fund”) Investor Class versus the S&P 500® Total Return Index, the S&P MidCap 400® Index and the Russell MidCap® Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2016)

	Average Annual Total Returns					Total Annual	Net Annual

	1 Year	3 Year	5 Year	10 Year	Since Inception 9/30/02	Fund Operating Expenses	Fund Operating Expenses

Brown Capital Management Mid Company Fund - Investor Class	-15.04%	3.37%	3.84%	6.79%	9.44%	1.29%	1.16%

Brown Capital Management Mid Company Fund - Institutional Class	-14.87%	3.66%	4.09%	6.92%	9.54%	1.05%	0.91%

S&P 500® Total Return Index	1.78%	11.82%	11.58%	7.01%	9.32%

S&P MidCap 400® Index	-3.60%	9.46%	9.52%	7.78%	11.38%

Russell MidCap® Growth Index	-4.74%	10.99%	9.99%	7.43%	11.68%

Morningstar Mid-Cap Growth Category	-7.69%	8.40%	7.63%	6.05%	N/A

MCF-Investor Percentile Ranking vs. Total Funds in M-Star Mid Growth Category	93/713	96/634	94/570	31/424	N/A

MCF-Institutional Percentile Ranking vs. Total Funds in M-Star Mid Growth Category	92/713	95/634	93/570	29/424	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 29, 2015. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

20	www.browncapital.com

The Brown Capital Management Mid Company Fund

March 31, 2016 (Unaudited)

Investing in the securities of mid-sized companies generally involves greater risk than investing in larger, more established companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by investing in larger, more established companies.

The Institutional Class of the Fund commenced operations on December 15, 2011. The historical performance shown for periods prior to December 15, 2011 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to December 15, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The S&P MidCap 400® Index measures stocks that have a total market capitalization that ranges from roughly $737 million to $11.8 billion dollars.

The Russell MidCap® Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Morningstar Mid-Cap Growth Category – Some mid-cap growth portfolios invest in stocks of all sizes, thus leading to a mid-cap profile, but others focus on midsize companies. Mid-cap growth portfolios target U.S. firms that are projected to grow faster than other mid-cap stocks, therefore commanding relatively higher prices. The U.S. mid-cap range for market capitalization typically falls between $1 billion-$8 billion and represents 20% of the total capitalization of the U.S. equity markets. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

Annual Report | March 31, 2016	21

The Brown Capital Management Mid Company Fund

Schedule of Investments	March 31, 2016

Shares		Value (Note 1)

COMMON STOCKS - 98.90%
	Business Services - 4.02%
4,317	FactSet Research Systems, Inc.	$654,155
2,212	Tyler Technologies, Inc.(a)	284,485

		938,640

	Consumer Related - 30.36%
2,390	Buffalo Wild Wings, Inc.(a)	354,007
500	Chipotle Mexican Grill, Inc.(a)	235,485
17,652	Dick’s Sporting Goods, Inc.	825,231
4,107	Dollar General Corp.	351,559
8,322	DSW, Inc. - Class A	230,020
2,050	Expedia, Inc.	221,031
15,702	Michael Kors Holdings, Ltd.(a)	894,386
14,193	Norwegian Cruise Line Holdings, Ltd.(a)	784,731
1,308	O’Reilly Automotive, Inc.(a)	357,947
5,219	Polaris Industries, Inc.	513,967
6,034	Restoration Hardware Holdings, Inc.(a)	252,825
7,493	Tractor Supply Co.	677,817
3,367	Ulta Salon, Inc.(a)	652,322
3,214	Under Armour, Inc. - Class A(a)	272,644
11,348	United Natural Foods(a)	457,324

		7,081,296

	Financial Services - 6.22%
10,241	Evercore Partners, Inc. - Class A	529,972
12,547	T. Rowe Price Group, Inc.	921,703

		1,451,675

	Industrial Products & Systems - 16.75%
1,587	Acuity Brands, Inc.	346,188
8,707	FEI Co.	775,010
14,799	Gentherm, Inc.(a)	615,490
7,328	JB Hunt Transport Services, Inc.	617,311
5,948	MSC Industrial Direct Co. - Class A	453,892
37,857	Quanta Services, Inc.(a)	854,054
5,251	Robert Half International, Inc.	244,592

		3,906,537

	Information/Knowledge Management - 16.80%
10,327	Akamai Technologies, Inc.(a)	573,871
7,792	ANSYS, Inc.(a)	697,072
9,567	Blackbaud, Inc.	601,669
6,137	Manhattan Associates, Inc.(a)	349,011
4,958	MasterCard, Inc. - Class A	468,531
9,400	MAXIMUS, Inc.	494,816
2,328	Palo Alto Networks, Inc.(a)	379,790
4,741	Red Hat, Inc.(a)	353,252

		3,918,012

	Medical/Health Care - 18.68%
1,435	Biogen Inc(a)	373,559
6,864	Celgene Corp.(a)	687,018
2,783	Jazz Pharmaceuticals PLC(a)	363,321

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The Brown Capital Management Mid Company Fund

Schedule of Investments	March 31, 2016

Shares		Value (Note 1)

COMMON STOCKS - 98.90% (continued)
	Medical/Health Care - 18.68% (continued)
13,421	Masimo Corp.(a)	$561,534
9,285	PAREXEL International Corp.(a)	582,448
4,783	Shire PLC(b)	822,198
3,497	Stericycle, Inc.(a)	441,286
3,992	Waters Corp.(a)	526,625

		4,357,989

	Miscellaneous - 6.07%
294	NVR, Inc.(a)	509,326
24,973	PulteGroup, Inc.	467,245
14,869	Toll Brothers, Inc.(a)	438,784

		1,415,355

Total Common Stocks (Cost $17,326,926)		23,069,504

SHORT TERM INVESTMENTS - 1.19%
278,751	Fidelity Institutional Money Market Portfolio, 0.35%(c)	278,751

Total Short Term Investments (Cost $278,751)		278,751

Total Value of Investments (Cost $17,605,677) - 100.09%		23,348,255
Liabilities in Excess of Other Assets - (0.09)%		(21,226)

Net Assets - 100.00%		$23,327,029

(a)	Non-income producing investment.
(b)	American Depositary Receipt.
(c)	Represents 7 day effective yield at March 31, 2016.

Common Abbreviations:
Ltd. - Limited.
PLC - Public Limited Company. (Ireland & United Kingdom)

See Notes to Financial Statements.

Summary of Investments by Sector

Sector	% of Net Assets	Value

Business Services	4.02%	$938,640
Consumer Related	30.36%	7,081,296
Financial Services	6.22%	1,451,675
Industrial Products & Systems	16.75%	3,906,537
Information/Knowledge Management	16.80%	3,918,012
Medical/HealthCare	18.68%	4,357,989
Miscellaneous	6.07%	1,415,355
Cash and Equivalents	1.19%	278,751

Liabilities in excess of other assets	(0.09)%	(21,226)

Total	100.00%	$23,327,029

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

Annual Report | March 31, 2016	23

The Brown Capital Management International Small Company Fund

Management Discussion of Fund Performance	March 31, 2016 (Unaudited)

International Small Company Fund – Investor and Institutional Classes

Your International Small Company Fund was launched on September 30, 2015, and as a result, there is only a very short history to report on in the Fund. Since inception, your Fund outpaced the broad market index as measured by the MSCI EAFE Index, but trailed the MSCI All Country World ex-US Small Cap. Without one year of performance there is no peer performance to offer.

Portfolio Review
International Small Company Investing

Brown Capital Management employees provided the seed money for your Fund’s launch and represent most of the shareholder base, but for those less familiar with the firm, certain investment tenets are central:

•	Investment in what your investment team believes to be exceptional companies
•	Reach that determination through rigorous, bottom-up fundamental research
•	Build portfolios in a benchmark agnostic manner
•	Demonstrate commitment to research outcomes through low portfolio turnover

This approach was implemented in the firm’s Small Company Fund, recently named Morningstar’s U.S. Domestic Stock Fund Manager of the Year for 2015, since its inception in 1992. Potentially as interesting as the aforementioned tenets, is the Small Company Fund’s utilization of revenue to define its investable universe. The objective, an intense focus on emerging growth companies which, in the firm’s view, is often diluted when utilizing a benchmark orientation. The fund will soon celebrate its 25th anniversary and has been closed to new investors since 2013. It became increasingly apparent that unearthing what your team believes to be exceptional small companies with the wherewithal to become exceptional larger companies was a concept with merit.

The firm began the International Equity Fund in 1999 enabling the firm to invest outside of the United States. The International Equity Fund – Investor Class, earned a five-star rating from Morningstar Overall Rating out of 712 Foreign Large Blend Funds based upon risk adjusted returns as of March 31, 2016. Your team believes that this third-party validation helped affirm externally what the organization already knew, that the firm’s non-U.S. investment capabilities were seasoned and strong. This awareness drove the launch of the International Small Company Fund in September of 2015, importantly the firm has almost three years of experience investing in this assets class.

Like the Small Company Fund, the International Small Company Fund seeks to invest in what the team believes to be exceptional small companies, domiciled outside of the U.S., with the wherewithal to become exceptional larger companies. That focus is best implemented by limiting the universe of eligible investments to operating revenue of $500mm (USD), or less, at the time of initial investment.

Your investment team builds portfolios from the bottom-up applying a research intensive process. Brown Capital Management believes that a company’s capacity to grow earnings hinges on four critically important criteria. We believe, when applied over a three to five year evaluation horizon and implemented in a benchmark agnostic framework, the low turnover approach has the potential to meet the investment objectives of serious long-term investors.

While aware of the macroeconomic environment through rigorous company analysis, the Firm does not make decisions based on top-down perspectives nor manages portfolios with a thematic overlay. Any dynamics of this sort are integrated through bottom-up research.

Portfolios are built with diversification and risk management in mind. As a benchmark agnostic manager, your team diversifies the portfolio across six proprietary categories without consideration of unmanaged index sectors. Lastly, limits on exposure to proprietary categories and individual holdings exist and are monitored routinely in keeping with prospectus guidelines.

As mentioned repeatedly, your investment team is long-term oriented focused on a three to five year evaluation horizon and holding periods that, conceptually, could be multiples of the evaluation period. Bearing that in mind, it is always difficult to offer commentary on your Fund, sometimes an annual period fails to accurately reflect observations critical to assessing your Fund. With six months of history, and a newly invested portfolio, it is a futile task. Despite that fact, below are select contributors and detractors since your Fund’s inception:

Contributors

Gameloft SE is a France-based international publisher and developer of downloadable video games for mobile phones, touch tablets, set-top boxes and Smart televisions. The Company operates the distribution network in the digital game industry with direct partnerships with over 200 carriers in over 118 countries.

24	www.browncapital.com

The Brown Capital Management International Small Company Fund

Management Discussion of Fund Performance	March 31, 2016 (Unaudited)

Ambu A/S is a Denmark-based company engaged in the development, manufacture and marketing of diagnostic and life-supporting devices for hospitals and rescue services. The Company’s operations are structured into three business areas: Anaesthesia, Patient Monitoring & Diagnostics and Emergency Care. The Anaesthesia business area offers a range of products from resuscitators, face masks and laryngeal masks to the single use flexible intubation scope. The Patient Monitoring & Diagnostics business area comprises single use electrodes for cardiological and neurological examinations. The target groups for these products are hospitals, clinics, ambulance services and sleep labs. The Emergency Care business area offers ventilation bags, neck collars and manikins for first-aid training. The Company markets its products worldwide.

Mercado Libre, Inc. hosts an online commerce platform in Latin America, which is focused on enabling e-commerce and its related services. The Company provides a portfolio of services facilitating e-commerce transactions.

Detractors

Towa Pharmaceutical Co. Ltd. is a Japan-based company primarily engaged in the manufacture and sale of pharmaceuticals. Its main products are generic drugs, which include nervous system drugs, allergy drugs, cardiovascular drugs, hormone drugs, vitamin drugs, metabolic drugs, antibiotic drugs, chemotherapy drugs and Chinese medicines, among others.

Wirecard AG is a Germany-based provider of electronic payment and risk management applications with focus on the development and provision of technologies and services for payment transactions. It operates through three segments: The Payment Processing and Risk Management segment accounts for all products and services for electronic payment processing and risk management; the Acquiring & Issuing segment comprises the activities of Wirecard Bank AG, including credit card issuing and credit card sales revenues statements for online and terminal payments, as well as offers processing of clients’ payment transactions via accounts kept with Wirecard Bank AG, and the Call Center & Communication Services segment offers all products and services related to call center-supported relationship management of corporate and private customers, including after-sales service and mailing activities, among others.

Flamel Technologies SA is a France-based company, which focuses on the development of safer and more efficacious formulations and other medical needs in the process. Micropump platform applied to sodium oxybate in a First-in-Man clinical study in healthy volunteers. The Company’s products include Bloxiverz and Coreg CR. Bloxiverz (Neostigmine Methylsulfate Injection) is a drug used intravenously in the operating room for the reversal of the effects of non-depolarizing neuromuscular blocking agents after surgery. Coreg CR, the lead product using the Company’s Micropump drug delivery platform. Coreg CR is an extended-release formulation of Coreg (carvedilol phosphate), a non-selective antagonist of Beta 1, Beta 2 adrenergic receptors and a selective antagonist of Alpha 1 adrenergic receptors.

Closing Thoughts

It is rare to have more than one opportunity to make a first impression. While six months is not an evaluation horizon that your team believes to be useful, it is critical to both comply with industry regulations while conveying insights of pertinence.

Setting performance expectations is inconsistent with an approach that focuses more on the means than the end. If history is a guide, strong businesses typically produce improving stock prices, over time. It is the reason your team does not talk about buying stocks, because they buy companies.

Nearly twenty-five years ago, Brown Capital Management launched the Small Company Fund that defied convention. It was not the industry’s fastest growing or most popular, but managed to evaluate companies in a manner that made clear performance was a residual of perspectives gathered in a construct that many industry peers are no longer incentivized to pursue.

Brown Capital Management is excited to have the opportunity to make another first impression, this time not with the Small Company Fund, but the International Small Company Fund that combines the firm’s legacy of identifying and investing in emerging growth companies while leveraging a competency built for nearly two decades of investing outside of the United States.

Disclosures

EAFE – The MSCI EAFE International Gross Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is design to measure the equity market performance of developed markets excluding the U.S. and Canada. You cannot invest directly into an index.

AC World (ex US) Small Cap Index – The MSCI All Country World Ex USA Small Cap Index TR is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States.

Annual Report | March 31, 2016	25

The Brown Capital Management International Small Company Fund

Management Discussion of Fund Performance	March 31, 2016 (Unaudited)

Established in 1988, the Morningstar Fund Manager of the Year award recognizes portfolio managers who demonstrate excellent investment skill and the courage to differ from the consensus to benefit investors. To qualify for the award, managers’ funds must have not only posted impressive returns for the year, but the managers also must have a record of delivering outstanding long-term risk-adjusted performance, and of aligning their interests with shareholders’. Nominated funds must be Morningstar Medalists, a fund that has garnered a Morningstar Analyst Rating of Gold, Silver, or Bronze. The Fund Manager of the Year award winners are chosen based on Morningstar’s proprietary research and in-depth qualitative evaluation by its fund analysts.

The Morningstar Rating noted herein is the mutual fund’s overall Morningstar Rating as of 3/31/2016. The overall Morningstar Rating is based on the fund’s risk-adjusted returns and derived from a weighted average of the fund’s three-, five-, and 10-year metrics. The Morningstar Analyst Ratings are subjective in nature and should not be used as the sole basis for investment decisions. Analyst Ratings are based on Morningstar analysts’ current expectations about future events; risks and uncertainties unknown at the time may cause those expectations not to occur or to differ significantly from what was expected.

Morningstar, Inc. does not represent its Morningstar Rating or its Analyst Ratings to be guarantees nor should they be viewed as an assessment of a fund’s or the fund’s underlying securities’ creditworthiness. The Morningstar Ratings and Analyst Ratings are subject to change and are not to be considered an offer or solicitation by Morningstar to buy or sell the mutual fund(s) noted.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a funds monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Brown Capital Management International Equity Fund Investor Class was rated against the following numbers of U.S.-domiciled Foreign Large Blend funds over the following time periods as of 3/31/16: 712 of funds in the 3-year rating and for the Overall rating, 624 of funds in the last five years, and 359 of funds in the last ten years. With respect to these Foreign Large Blend funds, Brown Capital Management International Equity Fund Investor Class received a Morningstar RatingTM of five stars for the 3-year rating and five stars for 5-year rating, and four stars for ten-year rating periods, respectively. Past performance is no guarantee of future results For more detailed information about Morningstar’s Analyst Rating, including its methodology, please go to:

http://corporate.morningstar.com/US/documents/MethodologyDocuments/AnalystRatingforFundsMethodology.pdf

The Morningstar Analyst Rating should not be used as the sole basis in evaluating a mutual fund. Morningstar Analyst Ratings involve unknown risks and uncertainties which may cause Morningstar’s expectations not to occur or to differ significantly from what we expected.

26	www.browncapital.com

The Brown Capital Management International Small Company Fund

March 31, 2016 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at September 30, 2015. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International Small Company Fund (the “Fund”) Investor Class versus the MSCI All Country World Ex USA Small Cap Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2016)

	Total Returns

	YTD	Since Inception 9/30/15	Total Annual Fund Operating Expenses

Brown Capital Management International Small Company Fund - Investor Class	-3.91%	3.10%	1.51%

Brown Capital Management International Small Company Fund - Institutional Class	-3.82%	3.20%	1.26%

MSCI EAFE International Gross Index	-2.88%	1.73%

MSCI All Country World ex USA Small Cap Index	0.76%	6.13%

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 29, 2015. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of international small companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established companies.

The Fund is a new fund, and therefore has a limited operating history.

Annual Report | March 31, 2016	27

The Brown Capital Management International Small Company Fund

March 31, 2016 (Unaudited)

The MSCI All Country World Ex USA Small Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

28	www.browncapital.com

The Brown Capital Management International Small Company Fund

Schedule of Investments	March 31, 2016

Shares		Value (Note 1)

COMMON STOCKS - 97.17%
	Argentina - 3.65%
880	MercadoLibre, Inc.	$103,708

	Australia - 6.76%
2,299	REA Group, Ltd.	95,217
4,375	Sirtex Medical, Ltd.	96,988

		192,205

	Austria - 1.34%
625	Schoeller Bleckmann Oilfield Equipment AG	38,056

	Canada - 3.86%
5,643	The Descartes Systems Group, Inc.(a)	109,840

	Denmark - 7.26%
3,780	Ambu A/S Class B	133,918
2,798	NNIT A/S	72,636

		206,554

	France - 7.99%
1,820	Albioma SA	28,165
3,662	Flamel Technologies SA(a)(b)	40,428
11,779	GameLoft SE(a)	100,257
1,602	Interparfums SA	41,781
525	Stallergenes Greer PLC(a)	16,608

		227,239

	Germany - 5.77%
8,286	Evotec AG(a)	29,870
1,128	STRATEC Biomedical AG	54,699
2,100	Wirecard AG	79,573

		164,142

	Hong Kong - 2.04%
132,000	Kingdee International Software Group Co., Ltd.	42,540
11,500	Lifestyle International Holdings, Ltd.	15,507

		58,047

	India - 4.71%
2,040	CRISIL, Ltd.	55,415
5,577	Emami, Ltd.	78,515

		133,930

	Ireland - 9.19%
30,919	Datalex PLC	104,036
1,630	Fleetmatics Group PLC(a)	66,357
652	Paddy Power Betfair PLC	90,958

		261,351

	Israel - 3.96%
643	CyberArk Software, Ltd.(a)	27,411

Annual Report | March 31, 2016	29

The Brown Capital Management International Small Company Fund

Schedule of Investments	March 31, 2016

Shares		Value (Note 1)

COMMON STOCKS - 97.17% (continued)
	Israel - 3.96% (continued)
3,586	Orbotech, Ltd.(a)	$85,275

		112,686

	Italy - 2.67%
3,294	Azimut Holding SpA	75,902

	Japan - 13.92%
4,220	Hiday Hidaka Corp.	106,189
4,400	Kakaku.com, Inc.	81,710
5,000	M3, Inc.	125,816
1,142	Software Service, Inc.	43,429
942	Towa Pharmaceutical Co., Ltd.	38,628

		395,772

	Singapore - 0.29%
18,600	Hyflux, Ltd.	8,280

	South Africa - 1.13%
4,056	Famous Brands, Ltd.	32,115

	Switzerland - 2.16%
153	Partners Group Holding AG	61,499

	United Kingdom - 20.47%
9,726	Abcam PLC	82,417
4,626	Dechra Pharmaceuticals PLC	80,128
1,864	Fidessa Group PLC	65,376
11,539	GW Pharmaceuticals PLC(a)	69,772
4,512	Immunodiagnostic Systems Holdings PLC	14,581
3,669	Paypoint PLC	39,417
6,868	Playtech PLC	85,473
33,139	Vectura Group PLC(a)	77,391
1,941	Victrex PLC	45,942
2,634	The Vitec Group PLC	21,564

		582,061

Total Common Stocks (Cost $2,673,539)		2,763,387

SHORT TERM INVESTMENTS - 2.68%
76,292	Fidelity Institutional Money Market Portfolio, 0.35%(c)	76,292

Total Short Term Investments (Cost $76,292)		76,292

Total Value of Investments (Cost $2,749,831) - 99.85%		2,839,679
Other Assets in Excess of Liabilities - 0.15%		4,159

Net Assets - 100.00%		$2,843,838

(a)	Non-income producing investment.
(b)	American Depositary Receipt.
(c)	Represents 7 day effective yield at March 31, 2016.

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The Brown Capital Management International Small Company Fund

Schedule of Investments	March 31, 2016

Common Abbreviations:
AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders. (Austria, Germany & Switzerland)
A/S -	Aktieselskabis is a Danish term for a public limited liability corporation. (Denmark)
Ltd. -	Limited.
PLC -	Public Limited Company. (Ireland & United Kingdom)
SA -	Generally designates corporations in various countries, mostly those employing the civil law. (France, Spain, Sweden, & Switzerland)
SE -	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States. (Germany)
SpA -	Societa` Per Azioni is an Italian shared company. (Italy)

See Notes to Financial Statements.

Summary of Investments by Sector

Sector	% of Net Assets	Value

Consumer Discretionary	4.50%	$128,029
Consumer Staples	12.10%	344,073
Energy	1.34%	38,056
Financials	4.83%	137,401
Health Care	34.36%	977,309
Industrials	9.30%	264,395
Information Technology	24.79%	704,800
Materials	4.96%	141,159
Utilities	0.99%	28,165
Cash and Equivalents	2.68%	76,292

Other assets in excess of liabilities	0.15%	4,159

Total	100.00%	$2,843,838

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

Annual Report | March 31, 2016	31

The Brown Capital Management Mutual Funds

Statements of Assets and Liabilities	March 31, 2016

	Small Company Fund	International Equity Fund		Mid Company Fund	International Small Company Fund

Assets:
Unaffiliated Investments, at cost	$1,044,075,697	$31,569,666		$17,605,677	$2,749,831
Affiliated Investments, at cost	625,279,029	–		–	–

Unaffiliated Investments, at value (Note 1)	$1,908,197,106	$34,296,134		$23,348,255	$2,839,679
Affiliated Investments, at value (Note 1)	788,277,598	–		–	–

Total Investments, at value	$2,696,474,704	$34,296,134		$23,348,255	$2,839,679
Foreign Cash, at value	–	19,895	*	–	–	**
Receivables:
Investments sold	–	8		88,796	–
Fund shares sold	3,047,658	49,127		1,003	–
Dividends, interest and reclaims, at value	225,014	58,939	*	7,846	3,180	**
Prepaid expenses	31,939	9,014		10,745	2,851
Due from Advisor	–	–		1,936	29,705

Total Assets	2,699,779,315	34,433,117		23,458,581	2,875,415

Liabilities:
Payables:
Investments purchased	39,621,431	–		–	–
Fund shares redeemed	3,944,972	400,899		107,269	–
Accrued expenses:
Advisory fees	2,146,944	7,854		–	–
Administration fees	26,096	2,900		1,232	10,123
Trustees’ fees	132	133		133	309
Custody fees	44,118	1,721		834	5,008
Transfer agent fees	48,448	2,803		3,379	2,686
12b-1 fees - Investor Class	289,713	889		2,523	62
Legal and audit fees	15,952	14,452		14,452	12,621
Printing fees	84,164	151		618	31
Other expenses	2,387	2,059		1,112	737

Total Liabilities	46,224,357	433,861		131,552	31,577

Net Assets	$2,653,554,958	$33,999,256		$23,327,029	$2,843,838

Net Assets Consist of:
Paid-in capital	$1,574,361,684	$33,720,214		$16,818,470	$2,757,830
Accumulated net investment income/(loss)	(4,706,015)	56,159		(15,516)	(3,866)
Accumulated net realized gain/(loss) on investments, affiliated investments and foreign currency transactions	56,779,311	(2,502,770)		781,497	–
Net unrealized appreciation on investments, affiliated investments and foreign currency translations	1,027,119,978	2,725,653		5,742,578	89,874

Net Assets	$2,653,554,958	$33,999,256		$23,327,029	$2,843,838

Investor Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$67.50	$12.41	(a)	$11.42	$10.31	(a)
Net Assets	$1,792,556,543	$4,323,643		$11,953,991	$318,533
Shares Outstanding, no par value (unlimited shares authorized)	26,557,049	348,517		1,047,030	30,903
Institutional Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$68.17	$12.38		$11.70	$10.32	(a)
Net Assets	$860,998,415	$29,675,613		$11,373,038	$2,525,305
Shares Outstanding, no par value (unlimited shares authorized)	12,630,779	2,397,681		971,985	244,612

*	At Cost; $19,828 for Foreign Cash and $59,828 for dividends and reclaims.
**	At Cost; $0 for Foreign Cash and $3,154 for dividends and reclaims.
(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

32	www.browncapital.com

The Brown Capital Management Mutual Funds

Statements of Operations	For the Year Ended March 31, 2016

	Small Company Fund	International Equity Fund	Mid Company Fund	International Small Company Fund(a)

Investment Income:
Dividends	$4,193,511	$481,617	$305,281	$12,160
Dividends from affiliated investments	9,505,841	–	–	–
Foreign taxes withheld	–	(44,776)	–	(1,021)

Total Investment Income	13,699,352	436,841	305,281	11,139

Expenses:
Advisory fees (Note 2)	26,339,276	215,206	294,932	11,855
Administration fees (Note 2)	297,785	10,120	7,511	48,252
Transfer agent fees (Note 2)	471,385	35,111	45,611	16,132
Custody fees	269,296	15,581	6,016	19,316
Registration fees	54,224	34,509	35,877	1,653
12b-1 Fees - Investor Class (Note 2)	3,797,676	4,938	44,118	198
Legal fees (Note 2)	49,835	49,835	64,835	21,362
Audit and tax preparation fees	15,000	13,500	13,500	11,600
Trustees’ fees and expenses	31,420	31,420	31,420	13,625
Compliance services fees (Note 2)	13,500	13,500	13,500	6,750
Printing fees	315,710	2,239	9,292	904
Other expenses	59,206	7,288	8,744	6,726

Total Expenses	31,714,313	433,247	575,356	158,373
Expenses waived/reimbursed by Advisor - Investor Class (Note 2)	–	(15,576)	(79,913)	(9,570)
Expenses waived/reimbursed by Advisor - Institutional Class (Note 2)	–	(173,615)	(97,407)	(133,786)

Net Expenses	31,714,313	244,056	398,036	15,017

Net Investment Income/(Loss)	(18,014,961)	192,785	(92,755)	(3,878)

Realized and Unrealized Gain/(Loss) on:
Net realized gain/(loss) from investments	182,804,886	(237,465)	12,971,811	378
Net realized gain from affiliated investments	47,061,491	–	–	–
Net realized gain/(loss) from foreign currency transactions	–	12,211	–	(1,061)
Net change in unrealized appreciation/(depreciation) of investments	(250,076,555)	(153,048)	(17,882,888)	89,848
Net change in unrealized appreciation of foreign currency translations	–	2,129	–	26

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currencies	(20,210,178)	(376,173)	(4,911,077)	89,191

Net Increase/(Decrease) in Net Assets Resulting From Operations	$(38,225,139)	$(183,388)	$(5,003,832)	$85,313

(a)	The Fund commenced operations on September 30, 2015.

See Notes to Financial Statements.

Annual Report | March 31, 2016	33

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	Small Company Fund		International Equity Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2016	March 31, 2015	March 31, 2016	March 31, 2015(a)

Operations:
Net investment income/(loss)	$(18,014,961)	$(15,876,075)	$192,785	$62,956
Net realized gain/(loss) from investments, affiliated investments and foreign currency transactions	229,866,377	212,581,573	(225,254)	287,582
Net change in unrealized appreciation/(depreciation) of investments, affiliated investments and foreign currency translations	(250,076,555)	33,163,113	(150,919)	(344,136)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(38,225,139)	229,868,611	(183,388)	6,402

Distributions to Shareholders: (Note 4)
Net investment income
Investor	–	–	(8,075)	(963)
Institutional	–	–	(142,921)	(38,193)
Net realized gains from investment transactions
Investor	(157,311,183)	(103,255,113)	–	–
Institutional	(68,918,630)	(32,436,915)	–	–

Net Decrease in Net Assets from Distributions	(226,229,813)	(135,692,028)	(150,996)	(39,156)

Capital Share Transactions:
Shares sold
Investor	512,219,070	408,533,002	4,183,715	8,428,994
Institutional	405,859,766	226,926,945	17,436,990	13,344,544
Reinvested dividends and distributions
Investor	150,495,768	99,003,547	7,988	890
Institutional	64,090,701	29,240,949	93,253	14,577
Shares redeemed, net of redemption fees (Note 1)
Investor	(753,319,018)	(802,266,300)	(1,600,289)	(14,449,298)
Institutional	(190,234,812)	(190,048,037)	(724,210)	(175,740)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	189,111,475	(228,609,894)	19,397,447	7,163,967

Net Increase/(Decrease) in Net Assets	(75,343,477)	(134,433,311)	19,063,063	7,131,213
Net Assets:
Beginning of Year	2,728,898,435	2,863,331,746	14,936,193	7,804,980

End of Year	$2,653,554,958	$2,728,898,435	$33,999,256	$14,936,193

Accumulated Net Investment Income/(Loss)	$(4,706,015)	$(5,565,374)	$56,159	$2,158

See Notes to Financial Statements.

34	www.browncapital.com

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	Small Company Fund		International Equity Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2016	March 31, 2015	March 31, 2016	March 31, 2015(a)

Share Information:
Investor Class:
Shares sold	7,169,263	5,739,473	346,566	664,042
Reinvested distributions	2,124,746	1,416,360	630	76
Shares redeemed	(10,264,294)	(11,344,488)	(130,931)	(1,151,557)

Net Increase/(Decrease) in Capital Shares	(970,285)	(4,188,655)	216,265	(487,439)
Shares Outstanding, Beginning of Year	27,527,334	31,715,989	132,252	619,691

Shares Outstanding, End of Year	26,557,049	27,527,334	348,517	132,252

Share Information:
Institutional Class:
Shares sold	5,641,268	3,171,478	1,398,676	1,062,472
Reinvested distributions	896,624	415,650	7,354	1,240
Shares redeemed	(2,640,761)	(2,653,926)	(58,166)	(13,895)

Net Increase in Capital Shares	3,897,131	933,202	1,347,864	1,049,817
Shares Outstanding, Beginning of Year	8,733,648	7,800,446	1,049,817	–

Shares Outstanding, End of Year	12,630,779	8,733,648	2,397,681	1,049,817

(a)	The Fund began offering Institutional Class Shares on August 1, 2014.

See Notes to Financial Statements.

Annual Report | March 31, 2016	35

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	Mid Company Fund		International Small Company Fund

	For the	For the	For the Period
	Year Ended	Year Ended	Ended March 31,
	March 31, 2016	March 31, 2015	2016(a)

Operations:
Net investment loss	$(92,755)	$(320,327)	$(3,878)
Net realized gain/(loss) from investments	12,971,811	6,726,962	(683)
Net change in unrealized appreciation/(depreciation) of investments	(17,882,888)	(2,000,138)	89,874

Net Increase/(Decrease) in Net Assets Resulting from Operations	(5,003,832)	4,406,497	85,313

Distributions to Shareholders: (Note 4)
Net realized gains from investment transactions
Investor	(7,376,313)	(1,791,192)	–
Institutional	(6,479,262)	(3,669,095)	–

Net Decrease in Net Assets from Distributions	(13,855,575)	(5,460,287)	–

Capital Share Transactions:
Shares sold
Investor	970,959	7,563,754	318,975
Institutional	4,574,690	8,928,537	2,439,550
Reinvested dividends and distributions
Investor	7,112,524	1,697,912	–
Institutional	6,426,346	3,433,315	–
Shares redeemed, net of redemption fees (Note 1)
Investor	(8,883,394)	(15,282,123)	–
Institutional	(47,562,459)	(8,554,873)	–

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(37,361,334)	(2,213,478)	2,758,525

Net Increase/(Decrease) in Net Assets	(56,220,741)	(3,267,268)	2,843,838
Net Assets:
Beginning of Year	79,547,770	82,815,038	–

End of Year	$23,327,029	$79,547,770	$2,843,838

Accumulated Net Investment Loss	$(15,516)	$–	$(3,866)

Share Information:
Investor Class:
Shares sold	49,479	287,518	30,903
Reinvested distributions	615,270	68,658	–
Shares redeemed	(492,035)	(587,635)	–

Net Increase/(Decrease) in Capital Shares	172,714	(231,459)	30,903
Shares Outstanding, Beginning of Year	874,316	1,105,775	–

Shares Outstanding, End of Year	1,047,030	874,316	30,903

Share Information:
Institutional Class:
Shares sold	221,150	339,688	244,612
Reinvested distributions	542,766	137,498	–
Shares redeemed	(1,898,048)	(327,641)	–

Net Increase/(Decrease) in Capital Shares	(1,134,132)	149,545	244,612
Shares Outstanding, Beginning of Year	2,106,117	1,956,572	–

Shares Outstanding, End of Year	971,985	2,106,117	244,612

(a)	The Fund began offering Institutional Class Shares on August 1, 2014.

See Notes to Financial Statements.

36	www.browncapital.com

The Brown Capital Management Small Company Fund

Financial Highlights	For a share outstanding throughout each of the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013	March 31, 2012(a)

Net Asset Value, Beginning of Year	$75.13	$72.39	$57.91	$49.32	$47.88

Income/(Loss) from Investment on Operations:
Net Investment Loss(b)	(0.54)	(0.47)	(0.54)	(0.07)	(0.31)
Net Realized and Unrealized Gain/(Loss) on Investments	(0.56)	7.12	16.22	9.47	1.75

Total from Investment Operations	(1.10)	6.65	15.68	9.40	1.44

Less Distributions:
Distributions (from capital gains)	(6.53)	(3.91)	(1.20)	(0.81)	–

Total Distributions	(6.53)	(3.91)	(1.20)	(0.81)	–

Net Asset Value, End of Year	$67.50	$75.13	$72.39	$57.91	$49.32

Total Return(c)	(1.87% )	9.59%	27.12%	19.36%	3.01%

Ratios/Supplemental Data:	$1,792,557	$2,068,125	$2,295,960	$1,666,796	$1,457,641
Net Assets, End of Year (000s)
Average Net Assets for the Year (000s)	$1,898,838	$2,020,100	$2,089,066	$1,391,562	$1,340,963
Ratio of Expenses to Average Net Assets(d)	1.26%	1.25%	1.25%	1.27%	1.21%
Ratio of Net Investment Loss to Average Net Assets	(0.74% )	(0.65% )	(0.81% )	(0.13% )	(0.68%	)
Portfolio Turnover Rate	22%	11%	5%	15%	21%

(a)	Prior to December 1, 2011 the Fund offered one class of shares, which was converted to Investor Shares on that date.
(b)	Calculated using average shares method.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

See Notes to Financial Statements.

Annual Report | March 31, 2016	37

The Brown Capital Management Small Company Fund

Financial Highlights	For a share outstanding throughout the period presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
Institutional Class	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013	March 31, 2012(a)

Net Asset Value, Beginning of Period	$75.66	$72.74	$58.06	$49.35	$43.19

Income/(Loss) from Investment Operations:
Net Investment Income/(Loss)(b)	(0.39)	(0.32)	(0.41)	0.24	(0.08)
Net Realized and Unrealized Gain/(Loss) on Investments	(0.57)	7.15	16.29	9.28	6.24

Total from Investment Operations	(0.96)	6.83	15.88	9.52	6.16

Less Distributions:
Distributions (from capital gains)	(6.53)	(3.91)	(1.20)	(0.81)	–

Total Distributions	(6.53)	(3.91)	(1.20)	(0.81)	–

Net Asset Value, End of Period	$68.17	$75.66	$72.74	$58.06	$49.35

Total Return(c)	(1.66% )	9.80%	27.40%	19.59%	14.26%	(d)

Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$860,998	$660,774	$567,372	$209,600	$5,465
Average Net Assets for the Period (000s)	$735,089	$599,850	$380,193	$85,751	$2,086
Ratio of Expenses to Average Net Assets	1.06%	1.05%	1.05%	1.08%	1.21%	(e)(f)
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.53% )	(0.45% )	(0.60% )	0.47%	(0.59%	)(e)
Portfolio Turnover Rate	22%	11%	5%	15%	21%	(d)(g)

(a)	The Fund began offering Institutional Class Shares on December 15, 2011.
(b)	Calculated using average shares method.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Not Annualized.
(e)	Annualized.
(f)	During the year ended March 31, 2012 the Fund had a contractual administrative agreement for a portion of the year with the previous administrator in which the contractual fees were materially higher than the contractual fee arrangements with the current administrator.
(g)	Portfolio turnover rate is calculated at the Fund level and represents the year ended March 31, 2012.

See Notes to Financial Statements.

38	www.browncapital.com

The Brown Capital Management International Equity Fund

Financial Highlights	For a share outstanding throughout each of the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013	March 31, 2012(a)

Net Asset Value, Beginning of Year	$12.63	$12.59	$10.35	$9.06	$10.02

Income/(Loss) from Investment Operations:
Net Investment Income(b)	0.12	0.10	0.02	0.10	0.04
Net Realized and Unrealized Gain/(Loss) on Investments	(0.36)	(0.05)	2.38	1.26	(0.88)

Total from Investment Operations	(0.24)	0.05	2.40	1.36	(0.84)

Less Distributions:
Dividends (from net investment income)	(0.04)	(0.01)	(0.16)	(0.07)	(0.12)

Total Distributions	(0.04)	(0.01)	(0.16)	(0.07)	(0.12)

Redemption Fees Added to Paid-in Capital (Note 1)	0.06	0.00 (c)	–	–	–

Net Asset Value, End of Year	$12.41	$12.63	$12.59	$10.35	$9.06

Total Return(d)	(1.44% )	0.40%	23.31%	15.03%	(8.22% )

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$4,324	$1,671	$7,805	$6,424	$9,758
Average Net Assets for the Year (000s)	$1,975	$4,014	$6,959	$7,307	$10,017
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements(e)	2.04%	2.84%	3.47%	3.50%	3.02%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements(e)	1.25%	1.60% (f)	2.00%	2.00%	2.00%
Ratio of Net Investment Income to Average Net Assets	0.97%	0.79%	0.20%	1.13%	0.45%
Portfolio Turnover Rate	2%	12%	9%	10%	17%

(a)	Prior to December 1, 2011 the Fund offered one class of shares, which was converted to Investor Shares on that date.
(b)	Calculated using average shares method.
(c)	Less than $0.005 per share.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.
(f)	Effective June 30, 2014, the net expense limitation changed from 1.75% to 1.00%, excluding 12b-1 fees.

See Notes to Financial Statements.

Annual Report | March 31, 2016	39

The Brown Capital Management International Equity Fund

Financial Highlights	For a share outstanding throughout the period presented.

	For the	For the
	Year Ended	Period Ended
Institutional Class	March 31, 2016	March 31, 2015(a)

Net Asset Value, Beginning of Period	$12.64	$12.56

Income/(Loss) from Investment Operations:
Net Investment Income(b)	0.10	0.03
Net Realized and Unrealized Gain/(Loss) on Investments	(0.28)	0.09	(c)

Total from Investment Operations	(0.18)	0.12

Less Distributions:
Dividends (from net investment income)	(0.08)	(0.04)

Total Distributions	(0.08)	(0.04)

Redemption Fees Added to Paid-in Capital (Note 1)	0.00 (d)	–

Net Asset Value, End of Period	$12.38	$12.64

Total Return	(1.47% )	0.94%	(e)

Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$29,676	$13,266
Average Net Assets for the Period (000s)	$21,936	$12,783
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	1.79%	2.54%	(f)
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	1.00%	1.00%	(f)
Ratio of Net Investment Income to Average Net Assets	0.79%	0.37%	(f)
Portfolio Turnover Rate	2%	12%	(e)(g)

(a)	The Fund began offering Institutional Class Shares on August 1, 2014.
(b)	Calculated using average shares method.
(c)	The amount of net realized and unrealized gain on investment per share for the period ended March 31, 2015 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.
(d)	Less than $0.005 per share.
(e)	Not Annualized.
(f)	Annualized.
(g)	Portfolio turnover rate is calculated at the Fund level and represents the year ended March 31, 2015.

See Notes to Financial Statements.

40	www.browncapital.com

The Brown Capital Management Mid Company Fund

Financial Highlights	For a share outstanding throughout each of the years presented.

	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Investor Class	March 31, 2016	March 31, 2015	March 31, 2014		March 31, 2013	March 31, 2012(a)

Net Asset Value, Beginning of Year	$26.49	$26.92	$21.87		$20.76	$20.39

Income/(Loss) from Investment Operations:
Net Investment Loss(b)	(0.08)	(0.15)	(0.14)		(0.06)	(0.10)
Net Realized and Unrealized Gain/(Loss) on Investments	(3.77)	1.53	5.19		1.52	0.49

Total from Investment Operations	(3.85)	1.38	5.05		1.46	0.39

Less Distributions:
Distributions (from capital gains)	(11.22)	(1.81)	–		(0.35)	(0.02)

Total Distributions	(11.22)	(1.81)	–		(0.35)	(0.02)

Net Asset Value, End of Year	$11.42	$26.49	$26.92		$21.87	$20.76

Total Return(c)	(15.04% )	5.60%	23.09%		7.24%	1.94%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$11,954	$23,163	$29,763		$25,404	$36,400
Average Net Assets for the Year (000s)	$17,647	$28,207	$28,217		$25,883	$30,165
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements(d)	1.60%	1.28%	1.27%		1.41%	1.63%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements(d)	1.15%	1.15%	1.15%		1.15%	1.25%
Ratio of Net Investment Loss to Average Net Assets	(0.43% )	(0.57% )	(0.58%	)	(0.32% )	(0.52% )
Portfolio Turnover Rate	37%	41%	16%		29%	18%

(a)	Prior to December 1, 2011 the Fund offered one class of shares, which was converted to Investor Shares on that date.
(b)	Calculated using average shares method.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

See Notes to Financial Statements.

Annual Report | March 31, 2016	41

The Brown Capital Management Mid Company Fund

Financial Highlights	For a share outstanding throughout the period presented.

	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Period Ended
Institutional Class	March 31, 2016	March 31, 2015	March 31, 2014		March 31, 2013	March 31, 2012(a)

Net Asset Value, Beginning of Period	$26.77	$27.11	$21.94		$20.77	$17.52

Income/(Loss) from Investment Operations:
Net Investment Loss(b)	(0.02)	(0.08)	(0.08)		(0.01)	(0.01)
Net Realized and Unrealized Gain/(Loss) on Investments	(3.83)	1.55	5.25		1.53	3.28

Total from Investment Operations	(3.85)	1.47	5.17		1.52	3.27

Less Distributions:
Distributions (from capital gains)	(11.22)	(1.81)	–		(0.35)	(0.02)

Total Distributions	(11.22)	(1.81)	–		(0.35)	(0.02)

Net Asset Value, End of Period	$11.70	$26.77	$27.11		$21.94	$20.77

Total Return(c)	(14.87% )	5.90%	23.56%		7.53%	18.70	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$11,373	$56,385	$53,052		$39,017	$5,948
Average Net Assets for the Period (000s)	$21,677	$53,622	$45,629		$28,187	$1,884
Ratio of Expenses to Average Net Assets Excluding Fee
Waivers and Reimbursements	1.35%	1.04%	1.02%		1.15%	1.42%	(e)
Ratio of Expenses to Average Net Assets Including Fee	0.90%	0.90%	0.90%		0.90%	0.90%	(e)
Waivers and Reimbursements
Ratio of Net Investment Loss to Average Net Assets	(0.08% )	(0.30% )	(0.33%	)	(0.03% )	(0.12%	)(e)
Portfolio Turnover Rate	37%	41%	16%		29%	18%	(d)(f)

(a)	The Fund began offering Institutional Class Shares on December 15, 2011.
(b)	Calculated using average shares method.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Not Annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is calculated at the Fund level and represents the year ended March 31, 2012.

See Notes to Financial Statements.

42	www.browncapital.com

The Brown Capital Management International Small Company Fund

Financial Highlights	For a share outstanding throughout the period presented.

	For the
	Period Ended
Investor Class	March 31, 2016(a)

Net Asset Value, Beginning of Period	$10.00

Income/(Loss) from Investment Operations:
Net Investment Loss(b)	(0.02)
Net Realized and Unrealized Gain on Investments	0.33

Total from Investment Operations	0.31

Net Asset Value, End of Period	$10.31

Total Return	3.10%	(c)

Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$319
Average Net Assets for the Period (000s)	$157
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	13.59%	(d)
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	1.50%	(d)
Ratio of Net Investment Loss to Average Net Assets	(0.31%	)(d)
Portfolio Turnover Rate	–%	(c)(e)

(a)	The Fund began offering Investor Class Shares on September 30, 2015.
(b)	Calculated using average shares method.
(c)	Not Annualized.
(d)	Annualized.
(e)	Less than 0.5%.

See Notes to Financial Statements.

Annual Report | March 31, 2016	43

The Brown Capital Management International Small Company Fund

Financial Highlights	For a share outstanding throughout the period presented.

	For the
	Period Ended
Institutional Class	March 31, 2016(a)

Net Asset Value, Beginning of Period	$10.00

Income/(Loss) from Investment Operations:
Net Investment Loss(b)	(0.02)
Net Realized and Unrealized Gain on Investments	0.34

Total from Investment Operations	0.32

Net Asset Value, End of Period	$10.32

Total Return	3.20%	(c)

Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$2,525
Average Net Assets for the Period (000s)	$2,201
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	13.34%	(d)
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	1.25%	(d)
Ratio of Net Investment Loss to Average Net Assets	(0.33%	)(d)
Portfolio Turnover Rate	–%	(c)(e)

(a)	The Fund began offering Institutional Class Shares on September 30, 2015.
(b)	Calculated using average shares method.
(c)	Not Annualized.
(d)	Annualized.
(e)	Less than 0.5%.

See Notes to Financial Statements.

44	www.browncapital.com

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2016

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Brown Capital Management Small Company Fund (“Small Company Fund”), The Brown Capital Management International Equity Fund (“International Equity Fund”), The Brown Capital Management Mid Company Fund (“Mid Company Fund”), and The Brown Capital Management International Small Company Fund (“International Small Company Fund”) (each a “Fund” and collectively the “Funds”) are each a series portfolio of Brown Capital Management Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open ended management investment company. Each of the Funds in this report are classified as diversified management investment companies as defined in the 1940 Act.

The primary investment objective of the Small Company Fund is to seek long term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Small Company Fund seeks to achieve its investment objective principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment. Prior to December 1, 2011 the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On December 15, 2011 the Fund began to offer Institutional Shares.

The primary investment objective of the International Equity Fund is to seek long term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International Equity Fund seeks to achieve its investment objective by investing in equity securities of non U.S. based companies. Prior to December 1, 2011 the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On August 1, 2014 the Fund began to offer Institutional Shares.

The primary investment objective of the Mid Company Fund (previously the Mid Cap Fund) is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Mid Company Fund invests at least 80% of its total assets in a portfolio of equity securities of companies with total operating revenues of $500 million to $10 billion at the time of initial investment. Prior to December 1, 2011 the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On December 15, 2011 the Fund began to offer Institutional Shares.

The primary investment objective of the International Small Company Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International Small Company Fund seeks to achieve its investment objective by investing at least 80% of its total assets in the equity securities of non U.S. based companies with total operating revenues of $500 million or less at the time of the initial investment. The Fund commenced operations on September 30, 2015 and offers Investor and Institutional shares classes.

Income, expenses (other than distribution and service fees, which were only attributable to the Investor Shares), and realized and unrealized gains or losses on investments and foreign currencies were allocated to each class of shares based upon its relative net assets.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company for financial reporting purposes under GAAP.

Investment Valuation
The Funds’ investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Other securities that are traded in the domestic over-the-counter market and listed securities for which last sales price is available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trust’s Board of Trustees. Fair value pricing may be used, for example, in situations where (i) a security, such as a small-cap stock, mid-cap stock, or foreign security, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security prior to a Fund’s net asset value calculation; (iii) the exchange on which the security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Annual Report | March 31, 2016	45

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2016

Fair Value Measurement
In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ assets as of March 31, 2016:

Small Company Fund:
		Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$2,535,967,097	$–	$–	$2,535,967,097
Short Term Investments	160,507,607	–	–	160,507,607

Total	$2,696,474,704	$–	$–	$2,696,474,704

International Equity Fund:
		Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$32,566,161	$–	$–	$32,566,161
Short Term Investments	1,729,973	–	–	1,729,973

Total	$34,296,134	$–	$–	$34,296,134

Mid Company Fund:
		Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$23,069,504	$–	$–	$23,069,504
Short Term Investments	278,751	–	–	278,751

Total	$23,348,255	$–	$–	$23,348,255

46	www.browncapital.com

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2016

International Small Company Fund:
		Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$2,763,387	$–	$–	$2,763,387
Short Term Investments	76,292	–	–	76,292

Total	$2,839,679	$–	$–	$2,839,679

* See Schedule of Investments for industry/country classifications.

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period. There were no transfers among Levels 1, 2, and 3 during the year.

For the year ended March 31, 2016, the Funds did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Foreign Currency Translation (International Equity Fund and International Small Company Fund)
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign taxes withheld, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

In-Kind Redemptions
On August 4, 2015, the Small Company Fund distributed portfolio securities rather than cash as payment for certain redemptions of fund shares (in-kind redemptions). The proceeds for the in-kind redemptions, which are included in Redemption of shares in the Statements of Changes in Net Assets, were $164,762,441 and represented 6.27% of the Fund’s net assets on August 4, 2015. For financial reporting purposes, the fund recognized gains on the in-kind redemptions in the amount of $32,901,698. For tax purposes, the gains are not recognized.

Affiliated Companies
If a fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the fund. As of and during the year ended March 31, 2016, the Small Company Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers are affiliates of that Fund for purposes of the 1940 Act.

Annual Report | March 31, 2016	47

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2016

Brown Capital Management Small Company Fund

	Share					Share
	Balance at					Balance at
	April 1,		Purchases-		Sales-	March 31,	Market Value at		Realized Gains
Security Name	2015	Purchases	in-Kind	Sales	in-Kind	2016	March 31, 2016	Dividends	(Losses)

Abaxis, Inc.	1,837,113	–	–	–	107,961	1,729,152	$78,486,209	$772,703	$744,640
American Software, Inc. (Cl A)	1,935,376	–	–	–	111,144	1,824,232	16,418,088	740,807	42,016
Balchem Corp.(a)	1,610,055	–	–	–	95,430	1,514,625	93,937,043	514,973	286,825
Blackbaud Inc.(a)	2,608,142	–	–	360,162	153,990	2,093,990	131,691,031	1,085,647	13,186,449
Cantel Medical Corp.(a)	2,923,149	–	–	670,669	172,413	2,080,067	148,433,581	291,364	36,690,767
Diodes, Inc.	2,650,693	–	–	22,775	158,230	2,469,688	49,640,729	–	(531,296)
DTS, Inc.	736,183	682,580	–	–	69,866	1,348,897	29,378,977	–	(593,253)
Dynamic Materials Corp.	968,140	–	–	–	64,089	904,051	5,858,250	111,050	(1,231,441)
Geospace Technologies Corp.	775,447	–	–	–	49,430	726,017	8,959,050	–	(810,944)
Medidata Solutions	2,551,846	469,497	–	–	153,719	2,867,624	111,005,725	–	1,533,843
Meridian Bioscience, Inc.	2,267,916	313,476	–	–	127,272	2,454,120	50,579,413	1,888,814	(846,431)
Neogen Corp.	2,320,132	55,809	–	–	139,757	2,236,184	112,591,864	–	2,595,694
Netscout Systems Inc.(a)	2,784,456	780,904	–	–	160,878	3,404,482	78,200,952	–	2,342,137
NIC, Inc.	4,615,448	–	–	–	273,443	4,342,005	78,286,350	2,388,103	(1,557,128)
PROS Holdings, Inc.	2,105,553	–	–	–	124,713	1,980,840	23,354,104	–	(650,091)
Quality Systems, Inc.	1,901,432	2,507,029	–	–	105,701	4,302,760	65,574,062	961,256	(2,697,315)
Quidel Corp.	2,670,694	–	–	–	162,242	2,508,452	43,295,882	–	(1,281,241)
Sun Hydraulics Corp.	2,297,114	–	–	326,013	120,374	1,850,727	61,425,629	751,124	(405,716)
Textura Corp.	–	1,767,317	–	–	–	1,767,317	32,925,116	–	–
Vocera Communications, Inc.	1,705,518	–	–	–	97,820	1,607,698	20,498,150	–	243,976

TOTAL							$1,240,540,205	$9,505,841	$47,061,491

(a)   As of March 31, 2016 no longer an affiliate.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex–dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex–dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the high cost basis, which is the same basis used for federal income tax purposes.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general Trust expenses, which are allocated according to methods reviewed annually by the Trustees. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measurement. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Funds’ are charged to the operations of such class.

Dividend Distributions
Each of the Funds may declare and distribute dividends from net investment income (if any) at least annually. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex–date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

48	www.browncapital.com

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2016

Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

Federal Income Taxess
No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

Fees on Redemptions
The redemption fee is not a fee to finance sales or sales promotion expense, but is paid to the International Equity Fund and the International Small Company Fund to defray the costs of liquidating an investor and discouraging short term trading of the Funds’ shares. No redemption fee will be imposed on redemptions initiated by the Funds. During the year ended March 31, 2016, the International Equity Fund and the International Small Company Fund had redemption fees of $11,114 and $0, respectively.

2. TRANSACTIONS WITH RELATED PARTIES AND OTHER SERVICE PROVIDSERS

Advisor
Each Fund pays a monthly advisory fee to Brown Capital Management, LLC (the “Advisor”) based upon the average daily net assets of each Fund and is calculated at the following annual rates:

	Advisory Fees
			Expense	Expense
			Limitation Ratio	Limitation Ratio	Advisory

Fund	Average Net Assets	Rate	Institutional Class	Investor Class	Fees Waived	Expenses Reimbursed

Small Company Fund	On all assets	1.00%	1.25%	1.45%	$–	$–
International Equity Fund	First $100 million	0.90%	1.00%	1.25%
	Over $100 million	0.75%			189,191	–
Mid Company Fund	On all assets	0.75%	0.90%	1.15%	177,320	–
International Small Company Fund	On all assets	1.00%	1.25%	1.50%	11,855	131,501

In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements with the Trust, with respect to each of the Funds (“Expense Limitation Agreements”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable under a Rule 12b–1 distribution plan) do not exceed certain limits, which are (at the time this report is being produced) for the Small Company Fund, the International Equity Fund, the Mid Company Fund and the International Small Company Fund, 1.25%, 1.00%, 0.90% and 1.25% of the average daily net assets of those Funds, respectively.

Each of the Funds may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreements during any of the previous three (3) fiscal years, provided that the particular Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular Fund to exceed the percentage limits as described above. Consequently, no reimbursement by any of the Funds will be made unless: (i) the particular Fund’s assets exceed $20 million for the Small Company Fund, the International Equity Fund, and the International Small Company Fund or $15 million for the Mid Company Fund; (ii) the particular Fund’s total annual expense ratio is less than the percentage described above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Fund	Expires March 31, 2017	Expires March 31, 2018	Expires March 31, 2019

International Equity Fund	$102,451	$179,158	$189,191
Mid Company Fund	87,360	112,214	177,320
International Small Company Fund	–	–	143,356

Administrator
ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) serves as the Trust’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (“Administration Agreement”) with the Trust. As compensation for its services to the Trust, ALPS receives an annual administration fee.

Annual Report | March 31, 2016	49

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2016

Compliance Services
Watermark Solutions, LLC serves as the Trust’s Chief Compliance Officer pursuant to an agreement with the Trust. As compensation for its services to the Trust, Watermark Solutions, LLC receives an annual compliance services fee. ALPS provides services that assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a–1 under the 1940 Act. ALPS is compensated under the Administration Agreement for these services.

Transfer Agent
ALPS serves as transfer, dividend paying, and shareholder servicing agent for the Funds pursuant to a Transfer Agency and Services Agreement. ALPS is compensated under this agreement for these services.

Distributor
ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as the principal underwriter of the Trust’s shares.

12b-1 Plan
Each Fund has adopted, with respect to its Investor Class shares, a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Plan” and collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to the distributor, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by the Mid Company Fund, the International Equity Fund and the International Small Company Fund under the Plan is 0.25% of average daily net assets for the year and 0.20% of average daily net assets for the Small Company Fund. The Plans are compensation plans, which means that payments are made to the Distributor regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan. The Distributor may reimburse the Advisor for expenditures that it incurs for marketing and distributions related services for the Funds. It is also possible that 12b-1 expenses for a period will exceed the payments made to the Distributor by the Funds, in which case the Advisor may pay such excess expenses out of its own resources. The Plans require that the Distributor act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution expenses on behalf of the Funds. The Funds’ Distributor verifies all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before such payments are made.

Legal Counsel to the Trust
The Law Offices of John H. Lively and Associates, Inc., a member firm of the 1940 Act Law GroupTM, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the owner of The Law Offices of John H. Lively & Associates, Inc., but he receives no direct special compensation from the Trust or the Funds for serving as an officer of the Trust.

Certain Trustees and officers of the Trust are also employees and/or officers of the Advisor.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown in the following table.

Fund	Purchases of Securities	Proceeds From Sales of Securities

Small Company Fund	$554,608,456	$671,131,189
International Equity Fund	19,122,069	466,893
Mid Company Fund	14,021,160	64,176,523
International Small Company Fund	2,676,086	2,907

4. FEDERAL INCOME TAX

Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The Funds recognize the tax benefit or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions in the open tax years of 2013–2015 and as of and during the year ended March 31, 2016, and determined that the Funds do not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

50	www.browncapital.com

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2016

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses net of short-term capital gains. For the fiscal year ended March 31, 2016, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

		Accumulated Net
		Investment	Accumulated Net
	Paid-in Capital	Income/(Loss)	Realized Gain/(Loss)

Small Company Fund	$27,378,116	$18,874,320	$(46,252,436)
International Equity Fund	–	12,212	(12,212)
Mid Company Fund	–	77,239	(77,239)
International Small Company Fund	(695)	12	683

Included in the amounts reclassified to paid in capital was a net operating loss of $5,568,141 for Small Company Fund and $695 for International Small Company Fund.

At March 31, 2016, the tax–basis cost of investments were as follows:

	Small Company	International Equity		International Small
	Fund	Fund	Mid Company Fund	Company Fund

Gross unrealized appreciation (excess of value over tax cost)	$1,122,945,060	$4,787,917	$7,080,396	$275,737
Gross unrealized depreciation (excess of tax cost over value)	(109,910,545)	(2,237,690)	(1,428,451)	(189,755)
Net appreciation (depreciation) of foreign currency and derivatives	–	(814)	–	26

Net unrealized appreciation	$1,013,034,515	$2,549,413	$5,651,945	$86,008

Cost of investments for income tax purposes	$1,683,440,189	$31,745,907	$17,696,310	$2,753,697

At March 31, 2016, the tax–basis components of net assets were as follows:

	Small Company Fund	International Equity Fund	Mid Company Fund	International Small Company Fund

Accumulated Ordinary Income/(Loss)	$–	$64,986	$–	$–
Accumulated Capital Gain/(Loss)	70,864,774	(2,093,704)	1,000,976	–
Unrealized Appreciation	1,013,034,515	2,549,413	5,651,945	86,008
Other Cumulative Effect of Timing Differences	(4,706,015)	(241,653)	(144,362)	–

Total	$1,079,193,274	$279,042	$6,508,559	$86,008

The difference between book–basis and tax–basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and mark to market treatment of passive foreign investment companies. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital and ordinary losses on certain transactions is deferred until the subsequent tax year. As of March 31, 2016, International Equity Fund and Mid Company Fund had post-October capital loss deferrals in the amount of $241,653 and $128,846, respectively. Small Company Fund and Mid Company Fund elect to defer to the period ending March 31, 2017, late year ordinary losses in the amounts of $4,706,015 and $15,516, respectively.

Capital Loss Carryforwards – Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

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The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2016

Accumulated capital losses noted below represent pre-enactment net capital loss carryforwards, as of March 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the pre-enactment carryovers.

	Expiring in 2017	Expiring in 2018

International Equity Fund	$1,235,307	$806,096

Brown Capital Management International Equity Fund used capital loss carryovers in the amount of $2,448 during the period ended March 31, 2016.

Brown Capital Management International Equity Fund had post-enactment capital losses for long-term in the amount of $52,301.

Distributions during the fiscal year shown were characterized for tax purposes as follows:

							International
							Small
	Small Company Fund		International Equity Fund		Mid Company Fund		Company Fund
Distributions Paid From:	2016	2015	2016	2015	2016	2015	2016

Ordinary Income	$–	$–	$150,996	$39,156	$1,772,641	$1,272,256	$–
Long-term capital gains	226,229,813	135,692,028	–	–	12,082,934	4,188,031	–

Total	$226,229,813	$135,692,028	$150,996	$39,156	$13,855,575	$5,460,287	$–

5. COMMITMENTS AND CONTINGENCIES

Under the Funds’ organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect the risk of loss to be remote.

6. TRUSTEE AND OFFICER FEES- NOT UPDATED

Officers of the Trust, except the Chief Compliance Officer, Officers and Trustees who are interested persons of the Trust, will receive no salary or fees from the Funds for their services to the Trust. As of March 31, 2016, there were four Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Each Independent Trustee of the Trust receives a $29,000 annual retainer and a $1,500 per meeting fee. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

7. SUBSEQUENT EVENTS

The Funds evaluated subsequent events from March 31, 2016, the date of these financial statements, through the date these financial statements were issued and available. At a special meeting of the Board held on April 11, 2016, the Trustees approved a new investment advisory agreement with Brown Capital Management, LLC and the Trust on behalf of each of the Funds, subject to shareholder approval. At the same meeting, the Board also approved certain revisions to the Funds’ fundamental investment restrictions, subject to shareholder approval. The new investment advisory agreement was necessitated by a transaction that is expected to become effective in July 2016 whereby the existing owners of BCM intend to transfer ownership of BCM to an employee stock ownership program (“ESOP”) (the “ESOP Transaction”). The ESOP Transaction will constitute an “assignment” that will operate to terminate the existing investment advisory agreement between the Trust and BCM with respect to the Funds. It is not anticipated that the foregoing will have any impact on the Funds’ financial statements. There were no items requiring adjustment of the financial statements or additional disclosures.

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The Brown Capital Management Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brown Capital Management Mutual Funds and the Shareholders of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, The Brown Capital Management Mid Company Fund, and The Brown Capital Management International Small Company Fund

We have audited the accompanying statements of assets and liabilities of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid Company Fund (formerly the Brown Capital Management Mid-Cap Fund) (the “Funds”), each a series of shares of beneficial interest in Brown Capital Management Mutual Funds, including the schedules of investments, as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. We have also audited the accompanying statement of assets and liabilities of The Brown Capital Management International Small Company Fund, a series of shares of beneficial interest in Brown Capital Management Mutual Funds, including the schedule of investments, as of March 31, 2016, and the related statements of operations and change in net assets, and the financial highlights for the period September 30, 2015 (commencement of operations) through March 31, 2016. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, The Brown Capital Management Mid Company Fund, and The Brown Capital Management International Small Company Fund as of March 31, 2016, and the results of their operations, the changes in their net assets, and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 27, 2016

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The Brown Capital Management Mutual Funds

Fund Expenses	March 31, 2016 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

				Expenses
				Paid During
	Beginning	Ending		Period
	Account Value	Account Value	Expense	October 1, 2015 to
	October 1, 2015	March 31, 2016	Ratio(a)	March 31, 2016(b)

Small Company Fund
Investor
Actual	$1,000.00	$1,032.30	1.26%	$6.40
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.26%	$6.36
Institutional
Actual	$1,000.00	$1,033.50	1.07%	$5.44
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	1.07%	$5.40

International Equity Fund
Investor
Actual	$1,000.00	$1,054.10	1.25%	$6.42
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	1.25%	$6.31
Institutional
Actual	$1,000.00	$1,052.70	1.00%	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	1.00%	$5.05

Mid Company Fund
Investor
Actual	$1,000.00	$962.70	1.15%	$5.64
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	1.15%	$5.81
Institutional
Actual	$1,000.00	$963.60	0.90%	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	0.90%	$4.55

International Small Company Fund
Investor
Actual	$1,000.00	$1,031.00	1.50%	$7.62
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	1.50%	$7.57
Institutional
Actual	$1,000.00	$1,032.00	1.25%	$6.35
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	1.25%	$6.31

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(b)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366.

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Additional Information	March 31, 2016 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix A to the Funds’ Statement of Additional Information and are available, (1) without charge, upon request, by calling 1–800–773–3863 and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12–month period ended June 30 are available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N–Q. The Funds’ Forms N–Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. Additionally, you may obtain copies of the Funds’ form N–Q by calling the Funds at 1–800–773–3863. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1–800–SEC–0330, (1–800–732–0330).

3. BOARD CONSIDERATIONS IN APPROVING THE RENEWAL OF THE ADVISORY AGREEMENT

Brown Capital Management, LLC (“BCM” or “Advisor”) supervises the investments of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, The Brown Capital Management Mid Company Fund, and The Brown Capital Management International Small Company Fund (collectively, the “Funds”) pursuant to an Investment Advisory Agreement (“Agreement”) between BCM and the Trust. At a meeting of the Trust’s Board of Trustees held on March 18, 2016, the Trustees unanimously approved the continuation of the Agreement. Counsel reviewed with the Board a memorandum from Counsel dated March 2, 2015 (Counsel noted to the Board members that the actual date should have been March 2, 2016, but that due to an administrative oversight the wrong year was left of the memorandum) and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the continuation of the Agreement for the Funds. Counsel discussed with the Independent Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Agreement.

In deciding whether to approve the continuation of the Agreement between the Trust and BCM, with respect to the Funds, the Trustees considered numerous factors, including: (i) the nature, extent, and quality of the services provided by BCM; (ii) the investment performance of the Funds and BCM; (iii) the costs of the services to be provided and profits to be realized by BCM from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; (v) BCM’s practices regarding brokerage and portfolio transactions; and (vi) BCM’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Funds and their shareholders by the Advisor; (ii) assessments of the investment performance of the Funds by personnel of the Advisor; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Advisor’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Funds and the Advisor; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Advisor; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Advisor, including financial information, a description of personnel and the services provided to the Funds, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, succession planning and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds that was prepared by the Advisor and obtained from an independent third party ranking organization; (iii) the anticipated effect of size on the Funds’ performance and expenses; and (iv) benefits to be realized by the Advisor from its relationship with the Funds. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors. Counsel noted that the continuation of the Agreement was discussed at a pre-meeting of the Board held on March 11, 2016. Counsel and the Board recapped the discussions that had occurred in that earlier meeting.

Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Agreement. The Trustees reviewed the services currently being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since each Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its procedures for formulating investment decisions and assuring compliance with each Fund’s investment objectives and limitations; and its efforts to promote the Funds and grow the Funds’ assets. The Trustees noted that certain employees of the Advisor served as officers of the Trust, including as a principal executive officer and principal financial officer, without additional compensation. The Trustees

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The Brown Capital Management Mutual Funds

Additional Information	March 31, 2016 (Unaudited)

considered the coordination of services for the Funds among the Advisor and the service providers and the Independent Trustees. The Trustees noted the quality of the Advisor’s personnel and the commitment to enhance its resources and systems; and the continued cooperation with the Independent Trustees and Counsel for the Funds. The Trustees evaluated the Advisor’s personnel, including the education and experience of its personnel. The Trustees noted the diligent and extensive process the Advisor conducts when selecting new employees, and particularly those that will serve on the portfolio management team. After reviewing the foregoing information and further information in the materials provided by the Advisor (including the Advisor’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

Investment Performance of the Funds and the Advisor

In considering the investment performance of the Funds and the Advisor, the Trustees compared the short and long-term performance of each Fund with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives and size managed by other investment advisors, and comparable peer group indices (e.g., Morningstar category averages). The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies. The Trustees observed that the Small Company Fund outperformed its peers during the short-term and longer-term periods, and that it outperformed its index for those periods as well. The Trustees observed that the Mid Company Fund underperformed its peers for the quarter, 1, 3 and 5 year periods and outperformed for the 10-year period and generally underperformed its index during the short and longer-term periods. The Trustees observed that the International Equity Fund generally had outperformed its peers for the 1, 3, 5 and 10-year periods. The International Equity Fund outperformed its indices for those same periods. The Trustees observed that the International Small Company Fund outperformed its peer group and index for the quarter but that as the Fund was newly formed did not have significant performance information to review. The Trustees noted that the performance of the Funds was generally lower than the performance of the composites representing separate accounts managed by the Advisor having the substantially similar strategies as the respective Funds although the Trustees noted the Advisor’s representation that the differences generally could be attributed to cash flows. Although not the determining factor in the Trustees’ considerations, this information assisted the Trustees in concluding to approve the Agreement by allowing them to measure how the Fund compares to other similar products and the markets generally. Generally, the performance data from the Peer Group was for periods ending December 31, 2015. After reviewing the investment performance of the Funds further, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded, in light of all the facts and circumstances, that the investment performance of each Fund and the Advisor was satisfactory.

Costs of the Services to be Provided and Profits to be Realized by the Advisor

In considering the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Funds, the Trustees considered the Advisor’s staffing, personnel, and methods of operating, the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Funds by the Advisor; the asset levels of the Funds; the overall expenses of the Funds in light of the expense limitation arrangements with the Advisor; and the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Advisor and considered the financial stability and profitability of the firm. The Trustees also considered potential benefits for the Advisor in managing the Funds, including the ability for the Advisor to place small accounts into the Funds. The Trustees then compared the fees and expenses of each Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management, and its size, among other factors. With respect to the Small Company Fund, the Trustees determined that the management fee was higher than the category average, but the overall net expense ratio was below the category average. With respect to the Mid Company Fund, the Trustees determined that the management fee was generally comparable with the category average and the overall net expense ratio was below the category average. With respect to the International Equity Fund, the Trustees determined that the management fee was higher than the category average and the net expense ratio of that Fund’s institutional class was slightly below the category average while the Fund’s investor class was slightly above the category average. With respect to the International Small Company Fund, the Trustees determined that the management fee and overall net expense ratio of the investor class were very comparable to the category average and the institutional class net expense ratio was lower than the category average. Although not the determining factor in the Trustees’ considerations, this information assisted the Trustees in concluding to approve the Agreement by allowing them to observe how the Funds compare to other similar products. The Trustees also considered the management fees of the Funds compared to the management fees paid by the Advisor to manage separate accounts with substantially similar strategies. Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded, in light of all the facts and circumstances, that the fees to be paid to the Advisor by each Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Economies of Scale

In considering the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both the management fee and an expense limitation arrangement. For each of the Small Company Fund, the Mid Company Fund and the International Small

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Additional Information	March 31, 2016 (Unaudited)

Company Fund, the Trustees considered that, while the management fee would remain the same at all asset levels, the Funds’ shareholders benefited from economies of scale under the Funds’ agreements with service providers other than the Advisor. It was noted that the Advisor explained during the Meeting that with small company funds, there are capacity constraints making breakpoints difficult to apply to such funds. As a result, the Trustees concluded that the advisory fee of the Small Company Fund, the Mid Company Fund and the International Small Company Fund did not reflect economies of scale. For the International Equity Fund, the Trustees noted that the Fund utilizes breakpoints in its advisory fee schedule and determined that the Fund’s shareholders would benefit from economies of scale as the Fund grows. The Trustees observed that at its low asset levels, the advisory fee of the International Equity Fund did not, at this time, actually reflect those economies of scale. The Trustees also considered that the Mid Company Fund, International Equity Fund and International Small Company Fund, would continue to benefit from their expense limitation arrangements until the Funds’ assets grew to a level where the Funds’ expenses fell below the cap set by the arrangement and the Advisor began receiving its full fee. The Trustees noted that the Small Company Fund was currently operating at very low expense levels and that, as a result, the expense limitation arrangement that was in place for that Fund did not actually provide any current benefits of economies of scale to the shareholders. Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined, in light of all the facts and circumstances, that each Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor, and that each Fund’s expense limitation arrangement provided potential savings for the benefit of such Fund’s investors.

Advisor’s Practices Regarding Possible Conflicts of Interest and Benefits to the Advisor

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to each Fund; the basis for soft dollar payments with broker-dealers, including any broker-dealers affiliated with the Advisor; the basis of decisions to buy or sell securities for the Funds and the Advisor’s other accounts; the method for bunching portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory. The Board of Trustees considered that the Advisor may benefit from the Funds by being able to place a smaller account with or in the Funds.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trustees who are not parties to any investment advisory agreement between the Trust and its investment advisers or interested persons of any such party, voting separately, approved the Agreement upon the terms and for the compensation described therein. The Independent Trustees determined that they did not have any questions that needed to be raised outside of the presence of management prior to making their determinations on the renewal of the Agreement and, as such, did not break into executive session at this time.

4. TAX DESIGNATIONS

The Brown Capital Management International Equity Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2015:

Qualified Dividend Income: 100.00%
Dividend Received Deduction: 10.19%

The Brown Capital Management Mid Company Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2015:

Qualified Dividend Income: 21.31%
Dividend Received Deduction: 21.32%

In early 2016, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2015 via Form 1099. The Fund will notify shareholders in early 2017 of amounts paid to them by the Fund, if any, during the calendar year 2016.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Brown Capital Management Small Company Fund designated $226,229,813 as long-term capital gain dividends. Brown Capital Management Mid Company Fund designated $12,082,934 as long-term capital gain dividends.

The Brown Capital Management International Equity Fund designates foreign taxes paid in the amount of $34,370 and foreign source income in the amount of $455,593 for federal income tax purposes for the year ended March 31, 2016.

Annual Report | March 31, 2016	57

The Brown Capital Management Mutual Funds

Trustees and Officers	March 31, 2016 (Unaudited)

The Trustees are responsible for the management and supervision of the Funds. The Trustees set broad policies for the Funds and choose the Funds’ officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Advisor and Funds; and oversee activities of the Funds. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-877-892-4226. The address of each Trustee and officer, is 1201 N. Calvert Street, Baltimore, Maryland 21202.

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

James H. Speed, Jr., 62	Trustee, Chairman	Since September 2002	Retired; President and CEO of NC Mutual Insurance Company (insurance company) from May 2003 to December 2015; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	4	Independent Trustee of the following: Starboard Investment Trust for its 28 series; Hillman Capital Management Investment Trust for its one series; WST Investment Trust for its two series; Gardner Lewis Investment Trust for its two series; and Centaur Mutual Funds for its one series (all registered investment companies). Member of Board of Directors of NC Mutual Life Insurance Company. Member of Board of Directors of M&F Bancorp and Investors Title Company. Previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 to 2011 (registered investment company).

Louis G. Hutt, Jr., 61	Trustee	Since October 2014	Managing Member of The Hutt Co., LLC (certified public accountants) from 1983 to present; Managing Member of The Hutt Law Firm (from 1983 to present).	4	Member of Board of Trustees and Chair of Audit Committee of Washington University, St. Louis; Member of the Board of Directors, Advance Bank of Baltimore.

Claude Z. Demby, 51	Trustee	Since October 2014	Vice President and General Manager of Cree Inc. since 2014 to present; President and CEO of Noël Group (international group of manufacturing businesses) from 2008 to 2014.	4	Chair Elect, Raleigh Chamber of Commerce; Chairman of the Board, Federal Reserve Bank of Richmond-Charlotte Branch; Director, Board of Advisors, Duke-Raleigh Hospital; Director, Board of Advisors, Valour Academy Schools.

Interested Trustees*

Keith A. Lee, 55	Trustee; President and Principal Executive Officer, the Funds	Trustee since June 2002; President since 2011; Principal Executive Officer since 2002	President and Chief Operating Officer of Brown Capital Management, LLC (advisor of the Funds); previously Managing Director/Senior Portfolio Manager of Brown Capital Management, LLC.	4	None

*   Basis of Interestedness: Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, LLC, the advisor of the Funds.

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The Brown Capital Management Mutual Funds

Trustees and Officers	March 31, 2016 (Unaudited)

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Other Officers

Robert Young, 46	Vice President	Since 2011	Managing Director/Co-Director of Marketing, Brown Capital Management, LLC, April 1999 to present.	n/a	n/a

John H. Lively, 47	Secretary	Since 2011	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007; Assistant General Counsel, AIM Investments (investment advisor), October 2000 to September 2005.	n/a	n/a

Cecil Flamer, 69	Treasurer, and Principal Financial Officer	Since 2011	Managing Director, Chief Administrative Officer, CPA, Brown Capital Management, LLC, July 2004 to present.	n/a	n/a

Julian G. Winters, 47	Chief Compliance Officer	Since 2004	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	n/a	n/a

Annual Report | March 31, 2016	59

Must be accompanied or preceded by a prospectus.
Funds distributed by ALPS Distributors, Inc. 1290 Broadway, Suite 1100, Denver, CO 80203

Item 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant had adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEOs or PFO during the period covered by this report. A copy of the Code is filed pursuant to Item 12(a)(1) below.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of the report, March 31, 2016, the registrant’s audit committee financial experts are Mr. James H. Speed, Jr. and Louis G. Hutt. Mr. Speed and Mr. Hutt are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees for the registrant for the fiscal years ended March 31, 2015 and March 31, 2016 are reflected in the table below. These amounts represent aggregate fees billed by the registrant’s independent accountant BBD, LLP (“Accountant”) in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

Fund	2015	2016
The Brown Capital Management Small Company Fund	$13,500	$13,500
The Brown Capital Management International Equity Fund	$12,000	$12,000
The Brown Capital Management Mid Company Fund	$12,000	$12,000
The Brown Capital Management International Small Company Fund	n/a	$9,600

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended March 31, 2015 and March 31, 2016 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in the fiscal years ended March 31, 2015 and March 31, 2016 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2015	2016
The Brown Capital Management Small Company Fund	$1,500	$2,000
The Brown Capital Management International Equity Fund	$1,500	$2,000
The Brown Capital Management Mid Company Fund	$1,500	$2,000
The Brown Capital Management International Small Company Fund	n/a	$2,000

(d)		All Other Fees – There were no other fees billed by the Accountant, which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)	(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for each of the last two fiscal years at meetings of the audit committee of the Board of Trustees called for such purpose and will pre-approve any future engagements of the Accountant for each fiscal year thereafter at audit committee meetings called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

	(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)		Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered during the fiscal years ended March 31, 2015 and 2016 were $4,500 and $8,000, respectively. There were no non-audit fees billed by the Accountant for services rendered to the registrant’s investment advisers, or any other entity controlling, controlled by, or under common control with the registrant’s investment advisers.

(h)		Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

None.

Item 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures (as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brown Capital Management Mutual Funds

By: (Signature and Title)	/s/ Keith A. Lee Keith A. Lee Trustee, President and Principal Executive Officer

Date: May 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Keith A. Lee Keith A. Lee Trustee, President and Principal Executive Officer Brown Capital Management Mutual Funds

Date: May 31, 2016

By: (Signature and Title)	/s/ Cecil E. Flamer Cecil E. Flamer Treasurer and Principal Financial Officer Brown Capital Management Mutual Funds

Date: May 31, 2016